                                                                     Exhibit 4.1
                           --------------------------

                                  MERRILL LYNCH
                                 --------------

                                     SPECIAL

                                 --------------

                                    PROTOTYPE

                            DEFINED CONTRIBUTION PLAN

                           --------------------------


                Base Plan Document #03 used in conjunction with:

                 Non-standardized Profit Sharing Plan with CODA
                         Letter Serial Number: D359287b
                      National Office Letter Date: 6/29/93

                  Non-standardized Money Purchase Pension Plan
                         Letter Serial Number: D359288b
                      National Office Letter Date: 6/29/93

                      Non-standardized Profit Sharing Plan
                         Letter Serial Number: D359289b
                      National Office Letter Date: 6/29/93

                      Non-standardized Target Benefit Plan
                         Letter Serial Number: D361009a
                      National Office Letter Date: 6/29/93



         THIS PROTOTYPE PLAN AND ADOPTION AGREEMENT ARE IMPORTANT LEGAL
       INSTRUMENTS WITH LEGAL AND TAX IMPLICATIONS FOR WHICH THE SPONSOR,
      MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED, DOES NOT ASSUME
            RESPONSIBILITY. THE EMPLOYER IS URGED TO CONSULT WITH ITS
                    OWN ATTORNEY WITH REGARD TO THE ADOPTION
                     OF THIS PLAN AND ITS SUITABILITY TO ITS
                                 CIRCUMSTANCES.

61





             INTERNAL REVENUE SERVICE                                           Department of the Treasury
Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA
FFN: 50339816103-004 Case: 9201920 EIN: 13-5674085                              Washington, DC: 20224
BPD: 03 Plan: 004 Letter Serial No: D359287b

                                                                                Person to Contact: Mr. Wolf

              MERRILL LYNCH PIERCE FENNER & SMITH INC
                                                                                Telephone Number: (202) 622-8380

              P O BOX 9038                                                      Refer Reply to: E:EP:Q:1

              PRINCETON, NJ 08543
                                                                                Date: 06/29/93






Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan:
You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                   Sincerely yours,


                                   /s/ Authorized Signatory
                                   Chief, Employee Plans Qualifications Branch

61




    INTERNAL REVENUE SERVICE                                                    Department of the Treasury
Plan Description: Prototype Non-standardized Money Purchase Pension Plan
FFN: 50339816103-003 Case: 9201919 EIN: 13-5674085                              Washington, DC: 20224
BPD: 03 Plan: 003 Letter Serial No: D359288b
                                                                                Person to Contact: Mr. Wolf

          MERRILL LYNCH PIERCE FENNER & SMITH INC
                                                                                Telephone Number: (202) 622-8380
          P O BOX 9038
                                                                                Refer Reply to: E:EP:Q:1
          PRINCETON, NJ 08543
                                                                                Date: 06/29/93






Dear Applicant:


In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan:
You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.


                                    Sincerely yours,

                                    /s/ Authorized Signatory

                                    Chief, Employee Plans Qualifications Branch

61





             INTERNAL REVENUE SERVICE                                           Department of the Treasury
Plan Description: Prototype Non-standardized Profit Sharing Plan                Washington, DC: 20224
FFN: 50339816103-002 Case: 9201918 EIN: 13-5674085
BPD: 03 Plan: 002 Letter Serial No: D359289b                                    Person to Contact: Mr. Wolf

        MERRILL LYNCH PIERCE FENNER & SMITH INC                                 Telephone Number: (202)
        622-8380

        P O BOX 9038                                                            Refer Reply to: E:EP:Q:1

        PRINCETON, NJ 08543                                                     Date: 06/29/93








Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.


                                   Sincerely yours,

                                   /s/ Authorized Signatory

                                   Chief, Employee Plans Qualifications Branch

61





       INTERNAL REVENUE SERVICE                                                 Department of the Treasury
Plan Description: Prototype Non-standardized Target Benefit Plan
FFN: 50339816103-001 Case: 8904027 EIN: 13-5674085                              Washington, DC: 20224
BPD: 03 Plan: 001 Letter Serial No: D361009a
                                                                                Person to Contact: Mr. Wolf

              MERRILL LYNCH PIERCE FENNER L SMITH INC
                                                                                Telephone Number: (202) 622-8380
              P O BOX 9038
                                                                                Refer Reply to: E:EP:Q:1
              PRINCETON, NJ 08543
                                                                                Date: 06/29/93





Dear Applicant:


In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                   Sincerely yours,

                                   /s/ Authorized Signatory

                                   Chief, Employee Plans Qualifications Branch

                                TABLE OF CONTENTS
                                -----------------

                              ARTICLE I DEFINITIONS

                1.1      "Account"
                1.2      "Account Balance"
                1.3      "ACP Test"
                1.4      "Actual Deferral Percentage"
                1.5      "Adjustment Factor"
                1.6      "Administrator"
                1.7      "Adoption Agreement"
                1.8      "ADP Test
                1.9      "Affiliate"
                1.10     "Annuity Contract"
                1.11     "Average Actual Deferral Percentage"
                1.12     "Average Contribution Percentage"
                1.13     "Beneficiary"
                1.14     "Benefit Commencement Date"
                1.15     "CODA"
                1.16     "CODA Compensation"
                1.17     "Code"
                1.18     "Compensation"
                1.19     "Contribution Percentage"
                1.20     "Contribution Percentage Amounts"
                1.21     "Defined Benefit Plan"
                1.22     "Defined Contribution Plan"
                1.23     "Disability"
                1.24     "Early Retirement"
                1.25     "Early Retirement Date"
                1.26     "Earned Income"
                1.27     "Elective Deferrals"
                1.28     "Elective Deferrals Account"
                1.29     "Eligible Employee"
                1.30     "Eligible Participant"
                1.31     "Employee"
                1.32     "Employee Thrift Contributions"
                1.33     "Employee Thrift Contributions Account"
                1.34     "Employer"
                1.35     "Employer Account"
                1.36     "Employer Contributions"
                1.37     "Employer Contributions Account"
                1.38     "Employment"
                1.39     "Entry Date"
                1.40     "ERISA"
                1.41     "Excess Aggregate Contributions"
                1.42     "Excess Contributions"
                1.43     "Excess Elective Deferrals"
                1.44     "Family Member"
                1.45     "401(k) Contributions Accounts"
                1.46     "401(k) Election"
                1.47     "Fully Vested Separation"
                1.48     "Group Trust"
                1.49     "Highly Compensated Employee"
                1.50     "Hour of Service"
                1.51     "Immediately Distributable"
                1.52     "Investment Manager"
                1.53     "Key Employee"

                                TABLE OF CONTENTS
                                -----------------

                1.54     "Leased Employee"
                1.55     "Limitation Year"
                1.56     "Master or Prototype Plan"
                1.57     "Matching 401(k) Contribution"
                1.58     "Matching 401(k) Contributions Account"
                1.59     "Matching Thrift Contributions"
                1.60     "Matching Thrift Contributions Account"
                1.61     "Net Profits"
                1.62     "Nonhighly Compensated Employee"
                1.63     "Nonvested Separation"
                1.64     "Normal Retirement Age"
                1.65     "Owner-Employee"
                1.66     "Partially Vested Separation"
                1.67     "Participant"
                1.68     "Participant Contributions Account"
                1.69     "Participant-Directed Assets"
                1.70     "Participant Voluntary Nondeductible Contributions"
                1.71     "Participant Voluntary Nondeductible Contributions Account"
                1.72     "Participating Affiliate"
                1.73     "Period of Severance
                1.74     "Plan"
                1.75     "Plan Year"
                1.76     "Prototype Plan"
                1.77     "Qualified Joint and Survivor Annuity"
                1.78     "Qualified Matching Contributions"
                1.79     "Qualified Matching Contributions Account"
                1.80     "Qualified Nonelective Contributions"
                1.81     "Qualified Nonelective Contributions Account"
                1.82     "Qualified Plan"
                1.83     "Qualifying Employer Securities"
                1.84     "Rollover Contribution"
                1.85     "Rollover Contributions Account"
                1.86     "Self-Employed Individual"
                l.87     "Social Security Retirement Age"
                1.88     "Sponsor"
                1.89     "Spouse"
                1.90     "Surviving Spouse"
                1.91     "Taxable Wage Base"
                1.92     "Transferred Account"
                1.93     "Trust"
                1.94     "Trust Fund"
                1.95     "Trustee"
                1.96     "Valuation Date"
                1.97     "Vesting Service"
                1.98     "Years of Service"

ARTICLE II  PARTICIPATION

                2.1      Admission as a Participant
                2.2      Rollover Membership and Trust to Trust Transfer
                2.3      Crediting of Service for Eligibility Purposes
                2.4      Termination of Participation
                2.5      Limitation for Owner-Employee

                                TABLE OF CONTENTS
                                -----------------

                2.6      Corrections with Regard to Participation
                2.7      Provision of Information

                ARTICLE III CONTRIBUTIONS AND ACCOUNT ALLOCATIONS

                3.1      Employer Contributions and Allocations
                3.2      Participant Voluntary Nondeductible Contributions
                3.3      Rollover Contributions and Trust to Trust Transfers
                3.4      Section 401(k) - Contributions and Account Allocations
                3.5      Matching 401(k) Contributions
                3.6      Thrift Contributions
                3.7      Treatment of Forfeitures
                3.8      Establishing of Accounts
                3.9      Limitation on Amount of Allocations
                3.10     Return of Employer Contributions Under Special Circumstances

                               ARTICLE IV VESTING

                4.1      Determination of Vesting
                4.2      Rules for Crediting Vesting Service
                4.3      Employer Accounts Forfeitures
                4.4      Top-Heavy Provisions

                      ARTICLE V AMOUNT AND DISTRIBUTION OF
                         BENEFITS, WITHDRAWALS AND LOANS

                5.1      Distribution Upon Termination of  Employment
                5.2      Amount of Benefits Upon a Fully Vested Separation
                5.3      Amount of Benefits Upon a Partially Vested Separation
                5.4      Amount of Benefits Upon a Nonvested Separation
                5.5      Amount of Benefits Upon a Separation Due to Disability
                5.6      Distribution and Restoration
                5.7      Withdrawals During Employment
                5.8      Loans
                5.9      Hardship Distributions
                5.10     Limitation on Commencement of Benefits
                5.11     Distribution Requirements

               ARTICLE VI FORMS OF PAYMENT OF RETIREMENT BENEFITS

                6.1      Methods of Distribution
                6.2      Election of Optional Forms
                6.3      Change in Form of Benefit Payments
                6.4      Direct Rollovers

                           ARTICLE VII DEATH BENEFITS

                7.1      Payment of Account Balances
                7.2      Beneficiaries
                7.3      Life Insurance

                            ARTICLE VIII FIDUCIARIES

                8.1      Named Fiduciaries
                8.2      Employment of Advisers

                                TABLE OF CONTENTS
                                -----------------

                8.3      Multiple Fiduciary Capacities
                8.4      Indemnification
                8.5      Payment of Expenses

                         ARTICLE IX PLAN ADMINISTRATION

                9.1      The Administrator
                9.2      Powers and Duties of the Administrator
                9.3      Delegation of Responsibility

                   ARTICLE X TRUSTEE AND INVESTMENT COMMITTEE

                10.1     Appointment of Trustee and Investment Committee
                10.2     The Trust Fund
                10.3     Relationship with Administrator
                10.4     Investment of Assets
                10.5     Investment Direction, Participant-Directed Assets and
                         Qualifying Employer Investments
                10.6     Valuation of Accounts
                10.7     Insurance Contracts
                10.8     The Investment Manager
                10.9     Powers of Trustee
                10.10    Accounting and Records
                10.11    Judicial Settlement of Accounts
                10.12    Resignation and Removal of Trustee
                10.13    Group Trust

                    ARTICLE XI PLAN AMENDMENT OR TERMINATION

                11.1     Prototype Plan Amendment
                11.2     Plan Amendment
                11.3     Right of the Employer to Terminate Plan
                11.4     Effect of Partial or Complete Termination or Complete
                         Discontinuance of Contributions
                11.5     Bankruptcy

                      ARTICLE XII MISCELLANEOUS PROVISIONS

                12.1     Exclusive Benefit of Participants
                12.2     Plan Not a Contract of Employment
                12.3     Action by Employer
                12.4     Source of Benefits
                12.5     Benefits Not Assignable
                12.6     Domestic Relations Orders
                12.7     Claims Procedure
                12.8     Records and Documents; Errors
                12.9     Benefits Payable to Minors, Incompetents and Others
                12.10    Plan Merger or Transfer of Assets
                12.11    Participating Affiliates
                12.12    Controlling Law
                12.13    Singular and Plural and Article and Section References

                                    ARTICLE I
                                   DEFINITIONS

As used in this Prototype Plan and in each Adoption Agreement, each of the following terms shall have the meaning for that term set forth in this Article
I:

1.1 ACCOUNT: A separate Elective Deferrals Account, Employee Thrift Contributions Account, Employer Contributions Account, Matching 401(k) Contributions Account, Matching Thrift Contributions Account, Participant Voluntary Nondeductible Contributions Account, Qualified Matching Contributions Account, Qualified Nonelective Contributions Account, Rollover Contribution Account, and Transferred Account, as the case may be.

1.2 ACCOUNT BALANCE: The value of an Account determined as of the applicable Valuation Date.

1.3 ACP TEST: The Contribution Percentage test that is set forth in Section
3.5.2 of the Plan.

1.4 ACTUAL DEFERRAL PERCENTAGE: The ratio (expressed as a percentage), of (A) Elective Deferrals made on behalf of an Eligible Participant for the Plan Year (including Excess Elective Deferrals of Highly Compensated Employees and, at the election of the Employer, Qualified Nonelective Contributions and/or Qualified Matching Contributions), but excluding (1) Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of the Employer or an Affiliate and (2) Elective Deferrals that are taken into account in the ACP Test (provided the ADP Test is satisfied with or without the exclusion of such Elective Deferrals) to (B) the Participant's CODA Compensation for the Plan Year (whether or not the Eligible Employee was a Participant for the entire Plan Year). The Actual Deferral Percentage of an Eligible Participant who would be a Participant but for the failure to make an Elective Deferral is zero.

1.5 ADJUSTMENT FACTOR: The cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

1.6 ADMINISTRATOR: The Employer, unless otherwise specified by duly authorized action by the Employer.

1.7 ADOPTION AGREEMENT: The document so designated with respect to this Prototype Plan that is executed by the Employer, as amended from time to time.

1.8 ADP TEST: The Average Actual Deferral Percentage test set forth in Section 3.4.2(B) of the Plan.

1.9 AFFILIATE: Any corporation or unincorporated trade or business (other than the Employer) while it is:

(A) a member of a "controlled group of corporations" (within the meaning of Code
Section 414(b)) of which the Employer is a member;

(B) a member of any trade or business under "common control" (within the meaning of Code Section 414(c)) with the Employer;

(C) a member of an "affiliated service group" (as that term is defined in Code
Section 414(m)) which includes the Employer; or

(D) any other entity required to be aggregated with the Employer pursuant to Code Section 414(o). With respect to Section 3.9, "Affiliate" status shall be determined in accordance with Code Section 415(h).

1.10 ANNUITY CONTRACT: An individual or group annuity contract issued by an insurance company providing periodic benefits, whether fixed, variable or both, the benefits or value of which a Participant or Beneficiary cannot transfer, sell, assign, discount, or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than the issuer thereof. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

1.11 AVERAGE ACTUAL DEFERRAL PERCENTAGE: For any group of Eligible Participants, the average (expressed as a percentage) of the Actual Deferral Percentages for each of the Eligible Participants in that group, including those not making Elective Deferrals.

1.12 AVERAGE CONTRIBUTION PERCENTAGE: For any group of Eligible Participants, the average (expressed as a percentage) of the Contribution Percentages for each of the Participants in that group, including those on whose behalf Matching 401(k) Contributions and/or Matching Thrift Contributions, if applicable, are not being made.

1.13 BENEFICIARY: A person or persons entitled to receive any payment of benefits pursuant to Article VII.

1.14 BENEFIT COMMENCEMENT DATE: The first day, determined pursuant to Article V, for which a Participant or Beneficiary receives or begins to receive payment in any form of distribution as a result of death, Disability, termination of Employment, Early Retirement, Plan termination or upon or after Normal Retirement Age or age 70-1/2.

1.15 CODA: A cash or deferred arrangement pursuant to Code Section 401(k) which is part of a profit sharing plan and under which an Eligible Participant may elect to make Elective Deferrals in accordance with Section 3.4.1.

1.16 CODA COMPENSATION: Solely for purposes of determining the Actual Deferral Percentage and the Contribution Percentage, CODA Compensation shall be Compensation excluding or including "elective contributions" as specified in the Adoption Agreement. The preceding sentence shall be effective for Plan Years beginning on or after January 1, 1989.

1.17 CODE: The Internal Revenue Code of 1986, as now in effect or as amended from time to time. A reference to a specific provision of the Code shall include such provision and any applicable regulation pertaining thereto.

1.18 COMPENSATION: For purposes of contributions, Compensation shall be defined in the Adoption Agreement and Section 3.9.1(H), subject to any exclusions elected under Section IAA(d) of the Adoption Agreement, Section 3.1.4 and the following modifications:

(A) For a Self-Employed Individual, Compensation means his or her Earned Income, provided that if the Self-Employed Individual is not a Participant for an entire Plan Year, his or her Compensation for that Plan Year shall be his or her Earned Income for that Plan Year multiplied by a fraction the numerator of which is the number of days he or she is a Participant during the Plan Year and the denominator of which is the number of days in the Plan Year.

(B) Compensation of each Participant taken into account under this Plan for any Plan Year beginning after December 21, 1988 shall be limited to the first $200,000 as adjusted by the Adjustment Factor. In determining the Compensation of a Participant for purposes of this limitation, the rule of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained the age of 19 before the close of the year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, (except for purposes of determining the portion of Compensation up to the Integration Level if this Plan is integrated with Social Security), the limitation shall be prorated among the affected Participants in proportion to each such Participant's Compensation as determined under this
Section 1.18 prior to the application of this limitation. In a manner applied uniformly to all Eligible Employees, only Compensation during the period in which the Employee is an Eligible Employee may be taken into account for purposes of the nondiscrimination tests described in Code Section 401(k) and 401(m).

(C) If Compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the Compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.

(D) In addition to other applicable limitations set forth in the Plan, and not withstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA'93 annual compensation limit. The OBRA'93 annual compensation limit is $150,000 as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code.

The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA'93 annual compensation limit will be multiplied by a fraction the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For Plan years beginning on or after January 1, 1994, any reference in this Plan to the limitations under Section 401(a)(17) of the Code shall mean the OBRA'93 annual compensation limit set forth in this provision.

If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing, in the current Plan year, the Compensation for that prior determination period is subject to the OBRA'93 annual compensation limit in effect for that prior determination period. For this purpose, for prior determination periods beginning before the first day of the first Plan year beginning on or after January 1, 1994, the OBRA'93 Compensation limit is $150,000.

1.19 CONTRIBUTION PERCENTAGE: The ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's CODA Compensation for the Plan Year, whether or not the Eligible Employee was a Participant for the entire Plan
Year.

1.20 CONTRIBUTION PERCENTAGE AMOUNTS shall mean the sum of the: (A) Matching 401(k) Contributions; (B) Matching Thrift Contributions; (C) Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP
Test); (D) Employee Thrift Contributions; and (E) Participant Voluntary Nondeductible Contributions, as applicable, made on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching 401(k) Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions. The Employer may include Qualified Nonelective Contributions in the Contribution Percentage Amounts, as specified in the Adoption Agreement. Elective Deferrals may also be used in the Contribution Percentage Amounts so long as the ADP Test is met before the Elective Deferrals are used in the ACP Test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP Test, as specified in the Adoption Agreement. An Eligible Participant who does not direct an Elective Deferral or an Employee Thrift Contribution shall be treated as an Eligible Participant on behalf of whom no such contributions are made.

1.21 DEFINED BENEFIT PLAN: A plan of the type defined in Code Section 414(j) maintained by the Employer or Affiliate, as applicable.

1.22 DEFINED CONTRIBUTION PLAN: A plan of the type defined in Code Section 414(i) maintained by the Employer or Affiliate, as applicable.

1.23 DISABILITY: Disability as defined in the Adoption Agreement. The permanence and degree of such impairment shall be supported by medical evidence.

1.24 EARLY RETIREMENT: An actively employed Participant is eligible for Early Retirement upon satisfying the requirements set forth in the Adoption Agreement.

1.25 EARLY RETIREMENT DATE: The Participant's Benefit Commencement Date following his or her termination of Employment on or after satisfying the requirements for Early Retirement and prior to Normal Retirement Age.

1.26 EARNED INCOME: The "net earnings from self-employment" within the meaning of Code Section 401(c)(2) of a Self-Employed Individual from the trade or business with respect to which the Plan is established, but only if the personal services of the Self-Employed Individual are a material income-producing factor in that trade or business. Net earnings will be determined without regard to items not included in gross income and the deductions properly allocable to or chargeable against such items and are to be reduced by contributions by the Employer or Affiliate to a Qualified Plan to the extent deductible under Code
Section 404. Where this Plan refers to Earned Income in the context of a trade or business other than that with respect to which the Plan is adopted, the term Earned Income means such net earnings as would be Earned Income as defined above if that trade or business was the trade or business with respect to which the Plan is adopted.

Net earnings shall be determined with regard to the deduction allowed to the Employer by Code Section 164(f) for taxable years beginning after December 31, 1989.

1.27 ELECTIVE DEFERRALS: Contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and shall include contributions that are made pursuant to a 401(k) Election. A Participant's Elective Deferral in any taxable year is the sum of all Employer and Affiliate contributions pursuant to an election to defer under any qualified cash or deferred arrangement, any simplified employee pension plan or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code
Section 501(c)(18), and any Employer contributions made on behalf of a Participant for the purchase of an annuity under Code Section 403(b) pursuant to a salary reduction agreement. Such contributions are nonforfeitable when made and are not distributable under the terms of the Plan to Participants or their Beneficiaries earlier than the earlier of:

(A) termination from Employment, death or Disability of the Participant;

(B) termination of the Plan without establishment of another Defined Contribution Plan by the Employer or an Affiliate;

(C) disposition by the Employer or Affiliate to an unrelated corporation of substantially all of its assets used in a trade or business if such unrelated corporation continues to maintain this Plan after the disposition but only with respect to Employees who continue employment with the acquiring unrelated entity. The sale of 85% of the assets used in a trade or business will be deemed a sale of "substantially all" the assets used in a trade or business;

(D) sale by the Employer or Affiliate to an unrelated entity of its interest in an Affiliate if such unrelated entity continues to maintain the Plan but only with respect to Employees who continue employment with such unrelated entity; or

(E) the events specified in Part B, Article VIII of the Adoption Agreement.

Elective Deferrals shall not include any deferrals properly distributed as an "Excess Amount" pursuant to Section 3.9.2.

1.28 ELECTIVE DEFERRALS ACCOUNT: The Account established for a Participant pursuant to Section 3.8.1.

1.29 ELIGIBLE EMPLOYEE: Those Employees specified in the Adoption Agreement.

1.30 ELIGIBLE PARTICIPANT: An Eligible Employee who has met the eligibility requirements set forth in the Adoption Agreement whether or not he or she makes Elective Deferrals and/or Employee Thrift
Contributions.

1.31 EMPLOYEE: A Self-Employed Individual, or any individual who is employed by the Employer in the trade or business with respect to which the Plan is adopted and any individual who is employed by an Affiliate. Each Leased Employee shall also be treated as an Employee of the recipient Employer. The preceding sentence shall not apply, however, to any Leased Employee who is (A) covered by a money purchase pension plan maintained by the "leasing organization" referred to in
Section 1.54 which provides, with respect to such Leased Employee, a nonintegrated Employer contribution rate of at least 10% of Limitation Compensation, but including amounts contributed pursuant to a salary reduction agreement which are excluded from the Employee's gross income under Code Section 402(a)(8), Code Section 402(h) or Code Section 403(b), immediate participation, and full and immediate vesting and (B) such Leased Employees do not constitute more than 20% of the Employer's and Affiliates' nonhighly compensated workforce. For purposes of the Plan, all Employees will be treated as employed by a single employer.

1.32 EMPLOYEE THRIFT CONTRIBUTIONS: Employee nondeductible contributions which are required to be eligible for a Matching Thrift Contribution. Employee Thrift Contributions do not include Participant Voluntary Nondeductible Contributions.

1.33 EMPLOYEE THRIFT CONTRIBUTIONS ACCOUNT: The Account established for a Participant pursuant to Section 3.8.3.

1.34 EMPLOYER: The sole proprietorship, partnership or corporation that adopts the Plan by executing the Adoption Agreement. For all purposes relating to eligibility, participation, contributions, vesting and allocations, Employer includes all Participating
Affiliates.

1.35 EMPLOYER ACCOUNT: The Participant's Matching 401(k) Contributions Account, Matching Thrift Contributions Account, Employer Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account, as the case may be.

1.36 EMPLOYER CONTRIBUTIONS: Any contributions made by the Employer for the Plan Year on behalf of a Participant in accordance with Section 3.1 of the Plan.

1.37 EMPLOYER CONTRIBUTIONS ACCOUNT: The Account established for a Participant pursuant to Section 3.8.2.

1.38 EMPLOYMENT: An Employee's employment or self-employment with the Employer, Affiliate or a "leasing organization" referred to in Section 1.54 or, to the extent required under Code Section 414(a)(2) or as otherwise specified by the Administrator on a uniform and nondiscriminatory basis, any predecessor of any of them. If any of them maintains a plan of a "predecessor employer" (within the meaning of Code Section 414(a)(1)) employment or self-employment with the "predecessor employer" will be treated as Employment. Additionally, if the trade or business conducted by a Self-Employed Individual becomes incorporated, all employment with that trade or business or with any Affiliate shall be treated as Employment with the Employer.

1.39 ENTRY DATE: The date on which an Eligible Employee becomes a Participant, as specified in the Adoption Agreement.

1.40 ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA shall include such provision and any applicable regulation pertaining thereto.

1.41 EXCESS AGGREGATE CONTRIBUTIONS: With respect to any Plan Year, the excess of:

(A) The aggregate Contribution Percentage Amounts, taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

(B) The maximum Contribution Percentage Amounts permitted by the ACP Test (determined by reducing contributions made on behalf of Highly Compensated Employees in the order of their Contribution Percentages beginning with the highest of such percentages) Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

1.42 EXCESS CONTRIBUTIONS: With respect to any Plan Year, the aggregate amount of Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions, if applicable, actually paid over to the Trust Fund on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions permitted by the ADP Test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages).

1.43 EXCESS ELECTIVE DEFERRALS: The amount of Elective Deferrals for a Participant's taxable year that are includible in the gross income of the Participant to the extent that such Elective Deferrals exceed the Code Section 402(g) dollar limitation and which the Participant allocates to this Plan pursuant to the procedure set forth in Section 3.4.2. Excess Elective Deferrals shall be treated as an Annual Addition pursuant to Section 3.9, unless such amounts are distributed no later than the first April 15th following the close of the Participant's taxable year.

1.44 FAMILY MEMBER: An individual described in Code Section 414(q)(6)(B).

1.45 401(k) CONTRIBUTIONS ACCOUNTS: The Participant's Elective Deferral Account, Qualified Nonelective Contributions Account, and/or Qualified Matching Contributions Account, as the case may be.

1.46 401(k) ELECTION: The election by a Participant to make Elective Deferrals in accordance with Section 3.4.1.

1.47 FULLY VESTED SEPARATION: Termination of Employment, by reason other than death, of a Participant whose vested percentage in each Employer Account is 100%.

1.48 GROUP TRUST: A Trust Fund consisting of assets of any Plan maintained and established by the Employer or an Affiliate pursuant to Section 10.14.

1.49  HIGHLY COMPENSATED EMPLOYEE:  The term
Highly Compensated Employee includes highly compensated active Employees and highly compensated former employees.

(A) A highly compensated active Employee includes any Employee who performs service for the Employer or Affiliate during the Plan Year and who, during the look-back year (the twelve-month period immediately preceding the Plan Year):

(i) received Compensation from the Employer or Affiliate in excess of $75,000 (as adjusted by the Adjustment Factor);

(ii) received Compensation from the Employer or Affiliate in excess of $50,000 (as adjusted by the Adjustment Factor) and was a member of the top-paid group for such year; or

(iii) was an officer of the Employer or Affiliate and received Compensation during such year that is greater than 50% of the Defined Benefit Dollar Limitation.

(B) The term Highly Compensated Employee also includes:

(i) Employees who are both described in the preceding sentence if the term "Plan Year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer or Affiliate during the Plan Year; and

(ii) Employees who are 5% owners at any time during the look-back year or Plan Year.

(C) If no officer has received Compensation that is greater than 50% of the Defined Benefit Dollar Limitation in effect during either the Plan Year or look-back year, the highest paid officer of such year shall be treated as a Highly Compensated Employee.

(D) A highly compensated former employee includes any Employee who terminated Employment (or was deemed to have terminated) prior to the Plan Year, performs no service for the Employer or Affiliate during the Plan Year, and was a highly compensated active employee for either the separation year or any Plan Year ending on or after the Employee's 55th birthday.

(E) If an Employee is, during a Plan Year or look-back year, a Family Member of either (i) a 5% owner who is an active or former Employee or (ii) a Highly Compensated Employee who is one of the ten most highly compensated employees ranked on the basis of Compensation paid by the Employer or Affiliate during such year, then the Family Member and the 5% owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and 5% owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and 5% owner or top-ten Highly Compensated Employee. For purposes of this section, Family Member includes the Spouse, lineal ascendants and descendants of the Employee or former employee and the spouses of such lineal ascendants and descendants.

(F) The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group; the top 100 Employees; the number of Employees treated as officers; and the Compensation that is considered will be made in accordance with Code Section 414(q).

1.50 HOUR OF SERVICE: If the Employer elects in the Adoption Agreement the hourly record method, an Hour of Service shall include:

(A) Each hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliate for the performance of duties for the Employer or an Affiliate. These hours will be credited to the Employee for each Plan Year in which the duties are performed, or with respect to eligibility under Article II, the applicable computation period under the definition of Year of Service in which the duties are performed;

(B) Each hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliate due to a period of time during which no duties are performed (irrespective of whether Employment has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

(C) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate. The same Hours of Service will not be credited both under subparagraph (A) or subparagraph (B), as the case may be, and under this subparagraph (C). These hours will be credited to the Employee for the Year of Service or other computation period to which the award or agreement pertains rather than the Year of Service or other computation period in which the award, agreement or payment is made.

If the Employer elects in the Adoption Agreement the elapsed time method, an Hour of Service is an hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate.

With respect to both the hourly record method and the elapsed time method, in addition to service with an Affiliate, Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Code
Section 414(n).

1.51 IMMEDIATELY DISTRIBUTABLE: A Participant's Account is Immediately Distributable if any part of such Account could be distributed to the Participant or Participant's Surviving Spouse before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

1.52 INVESTMENT MANAGER: Any person appointed by the Trustee or, with respect to Participant-Directed Assets, by the Participant or Beneficiary having the power to direct the investment of such assets, to serve as such in accordance with
Section 10.8.

1.53 KEY EMPLOYEE: Any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the "determination period" was (A) an officer of the Employer or Affiliate, having an annual Compensation greater than 50% of the Defined Benefit Dollar Limitation for any Plan Year within the "determination period"; (B) an owner (or considered an owner under Code Section
318) of one of the ten largest interests in the Employer or Affiliate if such individual's Compensation exceeds 100% of the dollar limitation under Code
Section 415(c)(1)(A); (C) a "5% owner" (as defined in Code Section 416(i)) of the Employer or Affiliate; or (D) a "1% owner" (as defined in Code Section 416(i)) of the Employer or Affiliate who has an annual Compensation of more than $150,000. Annual Compensation means compensation as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Code Section 125, Code Section 402(a)(8), Code Section 402(h) or Code
Section 403(b). The "determination period" is the Plan Year containing the "determination date" and the four preceding Plan Years. The "determination date" for the first Plan Year is the last day of that Plan Year, and for any subsequent Plan Year is the last day of the preceding Plan Year. The determination of who is a Key Employee will be made in accordance with Code
Section 416(i).

1.54 LEASED EMPLOYEE: Any individual (other than an Employee of the recipient Employer or Affiliate) who, pursuant to an agreement between the Employer or Affiliate and any other person (the "leasing organization") has performed services for the Employer (or for the Employer or Affiliate and "related persons" determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, which services are of a type historically performed, in the business field of the recipient Employer or Affiliate, by employees. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer or Affiliate shall be treated as provided by the recipient Employer.

1.55 LIMITATION YEAR: The Limitation Year as specified in the Adoption Agreement. All Qualified Plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

1.56 MASTER OR PROTOTYPE PLAN: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

1.57 MATCHING 401(k) CONTRIBUTION: Any contribution made by the Employer to this and/or any other Defined Contribution Plan for the Plan Year, by reason of the Participant's 401(k) Election, and allocated to a Participant's Matching 401(k) Contributions Account or to a comparable account in another Defined Contribution Plan. Matching 401(k) Contributions are subject to the distribution provisions applicable to Employer Accounts in the Plan.

1.58 MATCHING 401(k) CONTRIBUTIONS ACCOUNT: The Account established for a Participant pursuant to Section 3.8.4.

1.59 MATCHING THRIFT CONTRIBUTIONS: Any contribution made by the Employer for the Plan Year by reason of Employee Thrift Contributions. Matching Thrift Contributions shall be subject to the distribution provisions applicable to Employer Accounts in the
Plan.

1.60 MATCHING THRIFT CONTRIBUTIONS ACCOUNT: The Account established for a Participant pursuant to Section 3.8.5.

1.61 NET PROFITS: The current and accumulated profits of the Employer from the trade or business of the Employer with respect to which the Plan is established, as determined by the Employer before deductions for federal, state and local taxes on income and before contributions under the Plan or any other Qualified Plan.

1.62 NONHIGHLY COMPENSATED EMPLOYEE: An Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

1.63 NONVESTED SEPARATION: Termination of Employment of a Participant whose vested percentage in each Employer Account is 0%.

1.64 NORMAL RETIREMENT AGE: The age specified in the Adoption Agreement. Notwithstanding the Employer's election in the Adoption Agreement, if, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than 10) or (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988.

1.65 OWNER-EMPLOYEE: An individual who is a sole proprietor, if the Employer is a sole proprietorship, or if the Employer is a partnership, a partner owning more than 10% of either the capital interest or the profits interest in the Employer; provided that where this Plan refers to an Owner-Employee in the context of a trade or business other than the trade or business with respect to which the Plan is adopted, the term Owner-Employee means a person who would be an Owner-Employer as defined above if that other trade or business was the Employer.

1.66 PARTIALLY VESTED SEPARATION: Termination of Employment of a Participant whose vested percentage in any Employer Account is less than 100% but greater than 0%.

1.67 PARTICIPANT: An Employee who has commenced, but not terminated, participation in the Plan as provided in Article II.

1.68 PARTICIPANT CONTRIBUTIONS ACCOUNT: The Participant's Participant Voluntary Nondeductible Contributions Account and/or Employee Thrift Contributions Account, as the case may be.

1.69 PARTICIPANT-DIRECTED ASSETS: The assets of an Account which are invested, as described in Section 10.5.1, according to the direction of the Participant or the Participant's Beneficiary, as the case may be, in either individually selected investments or in commingled funds or in shares of regulated investment companies.

1.70 PARTICIPANT VOLUNTARY NONDEDUCTIBLE CONTRIBUTIONS: Any voluntary nondeductible contributions made in cash by a Participant to this Plan other than Employee Thrift Contributions.

1.71 PARTICIPANT VOLUNTARY NONDEDUCTIBLE CONTRIBUTIONS ACCOUNT: The Account established for a Participant pursuant to Section 3.8.6.

1.72 PARTICIPATING AFFILIATE: Any Affiliate or any other employer designated as such by the Employer, and, by duly authorized action, that has adopted the Plan with the consent of the Employer and has not withdrawn therefrom.

1.73 PERIOD OF SEVERANCE: For purposes of the hourly records method, a Period of Severance is a period equal to the number of consecutive Plan Years or, with respect to eligibility, the applicable computation period under the definition of Year of Service, in which an Employee has 500 Hours of Service or less. The Period of Severance shall be determined on the basis of Hours of Service and shall commence with the first Plan Year in which the Employee has 500 Hours of Service or less. With respect to any period of absence during which a Period of Severance does not commence, the Participant shall be credited with the Hours of Service (up to a maximum of 501 Hours of Service in a Plan Year) which would otherwise have been credited to him or her but for such absence, or if such Hours of Service cannot be determined, 8 Hours of Service for each day of absence.

For purposes of the elapsed time method, a Period of Severance is a continuous period of at least 12- consecutive months during which an individual's Employment is not continuing, beginning on the date an Employee retires, quits or is discharged or, if earlier, the first 12-month anniversary of the date that the individual is otherwise first absent from service (with or without pay) for any other reason, and ending on the date the individual again performs an Hour of Service.

Anything in the definition thereof to the contrary notwithstanding, a Period of Severance shall not commence if the Participant is:

(A) On an authorized leave of absence in accordance with standard personnel policies applied in a nondiscriminatory manner to all Employees similarly situated and returns to active Employment by the Employer or Affiliate immediately upon the expiration of such leave of absence;

(B) On a military leave while such Employee's re-employment rights are protected by law and returns to active Employment within ninety days after his or her discharge or release (or such longer period as may be prescribed by law); or

(C) Absent from work by reason of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, or (iii) the placement of a child with the Employment in connection with the adoption of such child by such Employee, or
(iv) the care of such child for a period beginning immediately following such birth or placement. In determining when such a Participant's Period of Severance begins, the Participant will be credited with (i) for purposes of the elapsed time method, the 12-consecutive month period beginning on the first anniversary of the first date of such absence; or (ii) for purposes of the hourly records method, the Hours of Service he or she would normally have had but for such absence, or if such Hours cannot be determined, eight Hours of Service for each day of such absence; provided, however, that such Hours of Service shall not exceed 501 and shall be credited only in the year in which such absence began if such crediting would prevent the Participant from incurring a Period of Severance in that year, or in any other case, shall be credited in the immediately following year.

1.74 PLAN: The plan established by the Employer in the form of this Prototype Plan and the applicable Adoption Agreement executed by the Employer. The Plan shall have the name specified in the Adoption Agreement.

1.75 PLAN YEAR: Each 12-consecutive month period ending on the date specified in the Adoption Agreement, during any part of which the Plan is in effect.

1.76 PROTOTYPE PLAN: The Merrill Lynch Special Prototype Defined Contribution Plan set forth in this document, as amended or restated from time to time.

1.77 QUALIFIED JOINT AND SURVIVOR ANNUITY: An immediate annuity for the life of Participant with a survivor annuity continuing after the Participant's death to the Participant's Surviving Spouse for the Surviving Spouse's life in an amount equal to 50% of the amount of the annuity payable during the joint lives of the Participant and such Surviving Spouse and which is the actuarial equivalent of a single life annuity which could be provided for the Participant under an Annuity Contract purchased with the aggregate vested Account Balances of the Participant's Accounts at the Benefit Commencement Date.

1.78 QUALIFIED MATCHING CONTRIBUTIONS: Matching Contributions which, pursuant to the election made by the Employer, and in accordance with Code Section 401(m), are nonforfeitable when made and subject to the limitation on distribution set forth in the definition of Qualified Nonelective Contributions.

1.79 QUALIFIED MATCHING CONTRIBUTIONS ACCOUNT: The Account established for a Participant pursuant to Section 3.8.7.

1.80 QUALIFIED NONELECTIVE CONTRIBUTIONS: Contributions (other than Matching 401(k) Contributions, Qualified Matching 401(k) Contributions or Elective Deferrals), if any, made by the Employer which the Participant may not elect to receive in cash until distributed from the Plan, which are nonforfeitable when made, and which are not distributable under the terms of the Plan to Participants or their Beneficiaries earlier than the earlier of:

(A) termination of Employment, death, or Disability of the Participant;

(B) attainment of the age 59-1/2 by the Participant;

(C) termination of the Plan without establishment of another Defined Contribution Plan by the Employer or an Affiliate;

(D) disposition by the Employer or Participating Affiliate to an unrelated corporation of substantially all of its assets used in a trade or business if such unrelated corporation continues to maintain this Plan after the disposition but only with respect to Employees who continue employment with the acquiring unrelated entity. The sale of 85% of the assets used in a trade or business will be deemed a sale of "substantially all" the assets used in a trade or business;

(E) sale by the Employer to an unrelated entity of its interest in an Affiliate if such unrelated entity continues to maintain the Plan but only with respect to Employees who continue employment with such unrelated entity; and

(F) effective for Plan Years beginning before January 1, 1989, upon the hardship of the Participant.

1.81 QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT: The Account established for a Participant pursuant to Section 3.8.7.

1.82 QUALIFIED PLAN: A Defined Benefit Plan or Defined Contribution Plan.

1.83 QUALIFYING EMPLOYER SECURITIES: Employer securities, as that term is defined in ERISA Section 407(d)(5).

1.84 ROLLOVER CONTRIBUTION: A contribution described in Section 3.4.

1.85 ROLLOVER CONTRIBUTIONS ACCOUNT: The Account established for a Participant pursuant to Section 3.8.9.

1.86 SELF-EMPLOYED INDIVIDUAL: An individual who has Earned Income for the Plan Year involved from the trade or business for which the Plan is established, or who would have had such Earned Income but for the fact that the trade or business with respect to which the Plan is established had no Net Profits for that Plan Year.

1.87 SOCIAL SECURITY RETIREMENT AGE: Age 65 in the case of a Participant attaining age 62 before January 1, 2000 (I.E., born before January 1, 1938), age 66 for a Participant attaining age 62 after December 31, 1999, and before January 1, 2017 (I.E., born after December 31, 1937, but before January 1,
1955), and age 67 for a Participant attaining age 62 after December 31, 2016 (I.E., born after December 31, 1954).

1.88 SPONSOR: The mass submitter, Merrill Lynch, Pierce, Fenner & Smith Incorporated and any successor thereto, and any other qualifying sponsoring organization who sponsors with the consent of the mass submitter, the Prototype Plan and makes the Prototype Plan available for adoption by Employers.

1.89 SPOUSE: The person married to a Participant, provided that a former spouse will be treated as the Spouse to the extent provided under a "qualified domestic relations order" (or a "domestic relations order" treated as such) as referred to in Section 12.6.

1.90 SURVIVING SPOUSE: The person married to a Participant on the earliest of:

(A) the date of the Participant's death;
(B) the Participant's Benefit Commencement Date; or
(C) the date on which an Annuity Contract is purchased for the Participant providing benefits under the Plan;

Anything contained herein to the contrary notwithstanding, a former spouse will be treated as the Surviving Spouse to the extent provided under a "qualified domestic relations order" (or a "domestic relations order" treated as such) as referred to in Section 12.6.

1.91 TAXABLE WAGE BASE: The maximum amount of earnings which may be considered "wages" for the Plan Year involved under Code Section 3121(a)(1).

1.92 TRANSFERRED ACCOUNT: The Account established for a Participant pursuant to
Section 3.8.10.

1.93 TRUST: The trust established under the Plan to which Plan contributions are made and in which Plan assets are held.

1.94 TRUST FUND: The assets of the Trust held by or in the name of the Trustee.

1.95 TRUSTEE: The person appointed as Trustee pursuant to Article X and any successor Trustee.

1.96 VALUATION DATE: The last business day of each Plan Year, the date specified in the Adoption Agreement or determined pursuant to Section 10.6, if applicable, and each other date as may be determined by the Administrator.

1.97 VESTING SERVICE: The Years of Service credited to a Participant under
Article IV for purposes of determining the Participant's vested percentage in any Employer Account established for the Participant.

1.98 YEARS OF SERVICE: If the Employer elects the hourly records method in the Adoption Agreement, an Employee shall be credited with one Year of Service for each Plan Year in which he or she has 1,000 Hours of Service. Solely for purposes of eligibility to participate, an Employee shall be credited with a Year of Service on the last day of the 12-consecutive month period which begins on the first day on which he or she has an Hour of Service, if he or she has at least 1,000 Hours of Service in that period. If an Employee fails to be credited with a Year of Service on such date, he or she shall be credited with a Year of Service on the last day of each succeeding 12-consecutive month period.

If the Employer elects the elapsed time method in the Adoption Agreement, the Employee's Years of Service shall be a span of service equal to the sum of:

(A) the period commencing on the date the Employee first performs an Hour of Service and ending on the date he or she quits, retires, is discharged, dies, or if earlier, the 12-month anniversary of the date on which the Employee was otherwise first absent from service (with or without pay) for any other reason; and

(B) (i) if the Employee quits, retires, or is discharged, the period commencing on the date the Employee terminated his or her Employment and ending on the first date on which he or she again performs an Hour of Service, if such date is within 12 months of the date on which he or she last performed an Hour of Service; or

(ii) if the Employee is absent from work for any other reason and, within 12 months of the first day of such absence, the Employee quits, retires or is discharged, the period commencing on the first day of such absence and ending on the first day he or she again performs an Hour of Service if such day is within 12 months of the date his or her absence began.

With respect to both the elapsed time method and the hourly record method, service with a predecessor employer, determined in the manner in which the rules of this Plan would have credited such service had the Participant earned such service under the terms of this Plan, may be included in Years of Service, as specified in the Adoption Agreement.

                            ARTICLE II PARTICIPATION

2.1  ADMISSION AS A PARTICIPANT

2.1.1 An Eligible Employee shall become a Participant on the Entry Date coincident with or next following the date on which he or she meets the eligibility requirements specified in the Adoption Agreement; provided, however that

(A) an Eligible Employee who has met the eligibility requirements as of the first day of the Plan Year in which the Plan is adopted as a new Plan shall become a Participant as of such date;

(B) an Eligible Employee who had met the eligibility requirements of a plan that is restated and/or amended to become this Plan shall become a Participant as of the date this Plan is adopted; and

(C) if selected in the Adoption Agreement, an Eligible Employee shall become a Participant on the effective date of the Plan providing he or she is an Eligible Employee on such date.

2.1.2 An Employee who did not become a Participant on the Entry Date coincident with or next following the day on which he or she met the eligibility requirements because he or she was not then an Eligible Employee shall become a Participant on the first day on which he or she again becomes an Eligible Employee unless determined otherwise in accordance with Section 2.3.1 of the Plan.

2.1.3 If the Plan includes a CODA or thrift feature, in addition to the participation requirements set forth in Section 2.1.1, an Eligible Employee shall become a Participant upon filing his or her 401(k) Election or election to make Employee Thrift Contributions with the Administrator. An election shall not be required if the Employer has elected to make contributions to an Employer Account and/or Qualified Nonelective Contributions with respect to all Eligible Participants.

2.1.4 An individual who has ceased to be a Participant and who again becomes an Eligible Employee shall become a Participant immediately upon reemployment as an Eligible Employee unless determined otherwise in accordance with Section 2.3.1 of the Plan.

2.2  ROLLOVER MEMBERSHIP AND TRUST TO TRUST TRANSFER

An Eligible Employee who makes a Rollover Contribution or a trust to trust transfer shall become a Participant as of the date of such contribution or transfer even if he or she had not previously become a Participant. Such an Eligible Employee shall be a Participant only for the purposes of such Rollover Contribution or transfer and shall not be eligible to share in contributions made by the Employer until he or she has become a Participant in accordance with
Section 2.1.

2.3  CREDITING OF SERVICE FOR ELIGIBILITY PURPOSES

2.3.1 For purposes of eligibility to participate, an Eligible Employee or Participant without any vested interest in any Employer Account and without an Elective Deferrals Account who terminates Employment shall lose credit for his or her Years of Service prior to such termination of Employment if his or her Period of Severance equals or exceeds five years or, if greater, the aggregate number of Years of Service.

2.3.2. For purposes of eligibility to participate, a Participant who has a vested interest in any Employer Account and who terminates Employment shall retain credit for his or her Years of Service prior to such termination of Employment without regard to the length of his or her Period of Severance. In the event such Participant returns to Employment, he or she shall participate immediately.

2.3.3 A former Eligible Employee who was not a Participant who again becomes an Eligible Employee with no Years of Service to his or her credit shall be treated as a new Employee.

2.4  TERMINATION OF PARTICIPATION

A Participant shall cease to be a Participant:

(A)  upon his or her death;

(B) upon the payment to him or her of all nonforfeitable benefits due to him or her under the Plan, whether directly or by the purchase of an Annuity Contract; or

(C) upon his or her Nonvested Separation.

2.5  LIMITATION FOR OWNER-EMPLOYEE

2.5.1 If the Plan provides contributions or benefits for one or more Owner-Employees who control the trade or business for which this Plan is established and who also control as an Owner-Employee or as Owner-Employees one or more other trades or businesses, this Plan and the plan established for each such other trade or business must, when looked at as a single plan, satisfy the requirements of Code Sections 401(a) and (d) with respect to the employees of this and all of such other trades or businesses.

2.5.2 If the Plan provides contributions or benefits for one or more Owner-Employees who control as an Owner-Employee or as Owner-Employees one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies the requirements of Code Sections 401(a) and (d) and which provides contributions and benefits for the employees of such other trades or businesses not less favorable than the contributions and benefits provided for Owner-Employees under this Plan.

2.5.3 If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for such individual under the most favorable plan of the trade or business which is not controlled.

2.5.4 For purposes of the preceding three subsections, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

(A) own the entire interest in an unincorporated trade or business, or

(B) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

2.6  CORRECTIONS WITH REGARD TO PARTICIPATION

2.6.1 If in any Plan Year an Eligible Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Eligible Employee in the amount which would have contributed with respect to such Eligible Employee had he or she not been omitted. Such contribution shall be made whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code. It shall be the responsibility of the Employer and Administrator to take any and all actions as required by this
Section 2.6.1.

2.6.2 If in any Plan Year any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the amount contributed on behalf of such ineligible person shall constitute a forfeiture for the Plan Year in which the discovery is made. It shall be the responsibility of the Employer and Administrator to take any and all actions as required by this Section 2.6.2.

2.7  PROVISION OF INFORMATION

Each Employee shall execute such forms as may reasonably be required by the Administrator, and shall make available to the Administrator any information the Administrator may reasonably request in this regard. By virtue of his or her participation in this Plan, an Employee agrees, on his or her own behalf and on behalf of all persons who may have or claim any right by reason of the Employee's participation in the Plan, to be bound by all provisions of the Plan.

                                   ARTICLE III

                      CONTRIBUTIONS AND ACCOUNT ALLOCATIONS

3.1  EMPLOYER CONTRIBUTIONS AND ALLOCATIONS

3.1.1 If the Plan is a profit-sharing plan, the Employer will contribute cash and/or Qualifying Employer Securities to the Trust Fund, in such amount, if any, as specified in the Adoption Agreement and with respect to Qualifying Employer Securities as is consistent with Sections 10.4.2 and 10.4.3. If the Plan is a profit-sharing plan, Net Profits may be necessary for an Employer to make contributions, as specified in the Adoption Agreement. Employer Contributions for a Plan Year will be allocated no later than the last day of the Plan Year to the Employer Contributions Account of Participants eligible for an allocation in the manner specified in the Adoption Agreement. A not-for-profit corporation may adopt a profit-sharing plan as an incentive plan; provided, however, that such a plan may not contain a CODA feature unless otherwise permitted by law.

3.1.2 If the Plan is a money purchase pension plan, the Employer will contribute cash to the Trust Fund in an amount equal to that percentage of the Compensation of each Participant eligible for an allocation of Employer contributions for that Plan Year as specified in the Adoption Agreement. Employer Contributions for the Plan Year will be allocated as of the last day of the Plan Year to the Employer Contributions Accounts of Participants eligible for an allocation and entitled to share in such contributions in the manner specified in the Adoption Agreement.

3.1.3 If the Plan is a target benefit plan, the Employer will contribute cash to the Trust Fund in an amount specified in the Adoption Agreement. The amount contributed with respect to the targeted benefit of each Participant eligible for an allocation for that

Plan Year will be allocated as of the last day of the Plan Year to the Participant's Employer Contributions Account in the manner specified in the Adoption Agreement.

3.1.4 If the Employer elects in the Adoption Agreement to make contributions on behalf of a Participant whose Employment terminated due to Disability, "Compensation" shall mean, with respect to such Participant, the Compensation he or she would have received for the entire calendar year in which the Disability occurred if he or she had been paid for such year at the rate at which he or she was being paid immediately prior to such Disability. Employer Contributions may be taken into account only if the Participant is a Nonhighly Compensated Employee and contributions made on his or her behalf are nonforfeitable.

3.1.5 If an Employer has adopted more than one Adoption Agreement, or has adopted a plan pursuant to the Merrill Lynch Special Prototype Defined Benefit Plan and Trust, only one Adoption Agreement may be integrated with Social Security.

3.1.6 For purposes of the Plan, contributions provided by the "leasing organization" referred to in Section 1.37 of a Leased Employee which are attributable to services performed for the Employer shall be treated as provided by the Employer.

3.2 PARTICIPANT VOLUNTARY NONDEDUCTIBLE CONTRIBUTIONS

3.2.1 If elected by the Employer in the Adoption Agreement, each Participant while actively employed may make Participant Voluntary Nondeductible Contributions in cash in a dollar amount or a percentage of Compensation which does not, when included in the Contribution Percentage Amount, exceed the limitations set forth in Code Section 401(m).

3.2.2 Participant Voluntary Nondeductible Contributions shall be made in accordance with rules and procedures adopted by the Administrator.

3.3 ROLLOVER CONTRIBUTIONS AND TRUST TO TRUST TRANSFERS

3.3.1 Any Eligible Employee or Participant may make a Rollover Contribution under the Plan. A Rollover Contribution shall be in cash or in other property acceptable to the Trustee and shall be a contribution attributable to (a) a "qualified total distribution" (as defined in Code Section 402(a)(5)), distributed to the contributing Employee under Code Section 402(a)(5) from a Qualified Plan or distributed to the Employee under Code Section 403(a)(4) from an "employee annuity" or referred to in that section, or (b) a payout or distribution to the Employee referred to in Code Section 408(d)(3) from an "individual retirement account" or an "individual retirement annuity" described, respectively, in Code Section 408(a) or Section 408(b) consisting exclusively of amounts attributable to "qualified total distributions" (as defined in Code
Section 402(a)(5)) from a Qualified Plan. The Plan shall not accept a Rollover Contribution attributable to any accumulated deductible employee contributions as defined by Code Section 72(o)(5)(B). The Trustee may condition acceptance of a Rollover Contribution upon receipt of such documents as it may require. In the event that an Employee makes a contribution pursuant to this Section 3.3 intended to be a Rollover Contribution but which did not qualify as a Rollover Contribution, the Trustee shall distribute to the Employee as soon as practicable after that conclusion is reached the entire Account balance in his or her Rollover Contributions Account deriving from such contributions determined as of the valuation date coincident with or immediately preceding such discovery.

3.3.2 Any Eligible Employee or Participant may direct the Administrator to direct the Trustee to accept a transfer to the Trust Fund from another trust established pursuant to another Qualified Plan of all or any part of the assets held in such other trust. The Plan shall not accept a direct transfer attributable to accumulated deductible employee contributions as defined by Code
Section 72(o)(5)(B). The Trustee may condition acceptance of such a trust to trust transfer upon receipt of such documents as it may require.

3.4 SECTION 401(k) CONTRIBUTIONS AND ACCOUNT ALLOCATIONS

3.4.1 ELECTIVE DEFERRALS

(A)  AMOUNT OF ELECTIVE DEFERRALS

Subject to the limitations contained in Section 3.4.2, the Employer will contribute cash to the Trust Fund in an amount equal to:

(i) as specified on the Participant's 401(k) Election form, the specific dollar amount, or the deferral percentage multiplied by each such Participant's Compensation; or

(ii) a bonus contribution made pursuant to Section 3.4.1(C).

(B) The amount elected by a Participant pursuant to a 401(k) Election shall be determined within the limits specified in the Adoption Agreement. The 401(k) Election shall be made on a form provided by the Administrator but no election shall be effective prior to approval by the Administrator. The Administrator may reduce the amount of any 401(k) Election, or make such other modifications as necessary, so that the Plan complies with the provisions of the Code. A Participant's 401(k) Election shall remain in effect until modified or terminated. Modification or termination of a 401(k) Election shall be made at such time as specified in the Adoption Agreement.

(C) If elected by the Employer in the Adoption Agreement, an Eligible Employee may make a 401(k) Election to have an amount withheld up to the amount of any bonus payable for such Plan Year and direct the Employer to contribute the amount so withheld to his or her Elective Deferrals Account.


3.4.2  LIMITATION ON ELECTIVE DEFERRALS

(A) MAXIMUM AMOUNT OF ELECTIVE DEFERRALS AND DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS

(i) No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other Qualified Plan maintained by the Employer, during any Plan Year in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of the Participant's taxable year.

(ii) Notwithstanding any other provision of the Plan, Excess Elective Deferrals made to this Plan or assigned to this Plan, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15, 1988, and each April 15 thereafter, to Participants to whose accounts Excess Elective Deferrals were designated for the preceding Plan Year and who claim Excess Elective Deferrals for such taxable year. Excess Elective Deferrals shall be treated as Annual Additions.

(iii) CLAIMS. A Participant may designate to this Plan any amount of his or her Elective Deferrals as Excess Elective Deferrals during his or her taxable year. A Participant's claim shall be in writing, shall be submitted to the Administrator no later than March 1, shall specify the Participant's Excess Elective Deferral for the preceding Plan Year, and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Elective Deferral, when added to amounts deferred under other plans or arrangements described in Code Section 401(k), Code Section 408(k), Code Section 403(b) or Code Section 457, exceeds the limit imposed on the Participant by Code
Section 402(g) for the year in which the deferral occurred. A Participant is deemed to notify the Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer or an Affiliate.

(iv) DETERMINATION OF INCOME OR LOSS. Excess Elective Deferrals shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to Participant's Excess Elective Deferrals is the sum of: (1) the income or loss allocable to the Participant's Elective Deferrals Account for the Participant's taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Elective Deferrals for the Participant's taxable year and the denominator of which is the Account Balance of the Participant's Elective Deferrals Account without regard to any income or loss occurring during such taxable year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

Anything in the preceding paragraph of this Section 3.4.2(A)(iv) to the contrary notwithstanding, any reasonable method for computing the income or loss allocable to Excess Elective Deferrals may be used, provided that such method is used consistently for all Participants and for all corrective distributions under the Plan, and is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.

(B) ADP TEST

The Average Actual Deferral Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Deferral Percentage for Nonhighly Compensated Employees for the same Plan Year must satisfy one of the following tests:

(i) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

(ii) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2.0; provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees by more than two percentage points.

(C)  SPECIAL ACTUAL DEFERRAL PERCENTAGE RULES

(i) The Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals and Qualified Matching Contributions or Qualified Nonelective Contributions, or both, if treated as Elective Deferrals for purposes of the ADP Test, allocated to his or her accounts under two or more plans or arrangements described in Code Section 401(k) that are maintained by the Employer shall be determined as if all such Elective Deferrals, Qualified Matching Contributions and Qualified Nonelective Contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

(ii) In the event that this Plan satisfies the requirements of Code Section 401(k), Code Section 401(a)(4) or Code Section 410(b) only if aggregated with one or more other qualified plans, or if one or more other qualified plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such qualified plans were a single qualified plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year.

(iii) For purposes of determining the Actual Deferral Percentage of an Eligible Participant who is a 5% owner or one of the ten most highly paid Highly Compensated Employees, the Elective Deferrals (and Qualified Matching Contributions or Qualified Nonelective Contributions, or both, if treated as Elective Deferrals for purposes of one of the tests referred to in Section 3.4.2(B)) and CODA Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Matching Contributions, Qualified Nonelective Contributions) and CODA Compensation for the Plan Year of Family Members. Family Members with respect to such Highly Compensated Employees shall be disregarded as separate employees in determining the Actual Deferral Percentage both for Eligible Participants who are Nonhighly Compensated Employees and for Eligible Participants who are Highly Compensated Employees.

(iv) For purposes of determining the ADP Test, Elective Deferrals, Qualified Matching Contributions, and Qualified Nonelective must be made before the last day of the 12-month period immediately following the Plan Year to which such contributions relate.

(v) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP Test and the amount of Qualified Nonelective Contributions and/or Qualified Matching Contribution used in such test.

(vi) The determination and treatment of the Elective Deferrals, Qualified Matching Contributions, and Qualified Nonelective Contributions, used in the ADP Test shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(D) DISTRIBUTION OF EXCESS CONTRIBUTIONS

(i) IN GENERAL. Notwithstanding any other provision of the Plan except Section 3.4.2(E), Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year beginning after December 31, 1987, to Participants to whose Accounts Elective Deferrals, Qualified Matching Contributions, and Qualified Nonelective Contributions were allocated for the preceding Plan Year.1 Excess Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that is combined to determine the combined Actual Deferral Percentage. Excess Contributions shall be treated as Annual Additions.

(ii) DETERMINATION OF INCOME OR LOSS. Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of: (1) the income or loss allocable to the Participant's Elective Deferrals Account (and, if applicable, the Qualified Nonelective Contributions Account or the Qualified Matching Contributions Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator of which is the Account Balances of Participant's Elective Deferrals Account,

Qualified Nonelective Contributions Account and Qualified Matching Contributions Account if any of such contributions are included in the ADP Test, without regard to any income or loss occurring during such Plan Year; and


--------------
(1) Distribution of Excess Contributions on or before the last day of the Plan Year after the Plan Year in which such excess amounts arose is required under Code Section 401(k)(8) if the Plan is to maintain its tax-qualified status. However, if such excess amounts, plus any income and minus any loss allocable thereto, are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, then Code Section 4979 imposes a 10% excise tax on the employer maintaining the plan with respect to such amounts.

(2) 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

Anything in the preceding paragraph of this Section 3.4.2(D)(ii) to the contrary notwithstanding, any reasonable method for computing the income or loss allocable to Excess Contributions may be used, provided that such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participant's Accounts. Income or loss allocable to the period between the end of the Plan Year and the date of distribution may be disregarded in determining income or loss.

(iii) ACCOUNTING FOR EXCESS CONTRIBUTIONS. Amounts distributed under this
Section 3.4.2(D) shall first be distributed from the Participant's Elective Deferrals Account and Qualified Matching Contributions Account in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP Test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Nonelective Contributions Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferrals Account and Qualified Matching Contributions Account.

(E) In lieu of distributing Excess Contributions pursuant to the preceding
Section 3.4.2(D), and as specified in the Adoption Agreement, the Employer may make special Qualified Nonelective Contributions on behalf of Nonhighly Compensated Employees that are sufficient to satisfy the ADP Test.

(F) In lieu of distributing Excess Contributions, the Participant may treat his or her Excess Contributions as an amount distributed and then re-contributed by such Participant. Recharacterized amounts are 100% nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other amounts made to the Participant's Participant Contributions Account would exceed any stated limit on such contributions, as specified in the Adoption Agreement. If Excess Contributions are recharacterized, they must be so no later than two and one half months after the last day of the Plan Year in which such Excess Contributions arose and they are deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts are taxable to the Participant for the tax year in which he or she would have received such contributions in cash.

(G) Under no circumstances may Elective Deferrals, Qualified Matching Contributions and Qualified Nonelective Contributions be contributed and allocated to the Trust later than the last day of the 12-month period immediately following the Plan Year to which such contributions relate.

3.5  MATCHING 401(k) CONTRIBUTIONS

3.5.1 AMOUNT OF MATCHING CONTRIBUTIONS Subject to the limitations contained in Sections 3.9 and 3.5.2, for each Plan Year the Employer will contribute in cash and/or Qualifying Employer Securities, Matching 401(k) Contributions to the Trust Fund in an amount, if any, calculated by reference to the Participants' Elective Deferrals as specified in the Adoption Agreement.

3.5.2  LIMITATION ON CONTRIBUTION PERCENTAGE

(A) ACP TEST

The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year and the Average Contributions Percentage for Eligible Participants who are Nonhighly Compensated Employees for the same Plan Year must satisfy one of the following tests:

(i) the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the same Plan Year multiplied by 1.25; or

(ii) the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees shall not exceed the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees by more than two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

(B) SPECIAL AVERAGE CONTRIBUTION PERCENTAGE RULES

(i) For purposes of this Section 3.5.2, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Matching 401(k) Contributions or Matching Thrift Contributions, as the case may be (other than Qualified Matching Contributions), allocated to his or her account under two or more qualified plans described in Code Section 401(a), or arrangements described in Code Section 401(k) shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in 2 or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

(ii) In the event that this Plan satisfies the requirements of Code Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 410(b) only if aggregated with this Plan, then this Section 3.5.2 shall be applied by determining the Contribution Percentages of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same plan year.

(iii) For purposes of determining the Contribution Percentage of an Eligible Participant who is a 5% owner or one of the 10 most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and the CODA Compensation of such Participant shall include the Contribution Percentage Amounts and CODA Compensation for the Plan Year of Family Members. Family Members with respect to Highly Compensated Employees shall be disregarded as separate employees in determining the Contribution Percentage both for Participants who are Nonhighly Compensated Employees and for Participants who are Highly Compensated Employees.

(iv) For purposes of determining the ACP Test, Matching 401(k) Contributions, Matching Thrift Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

(v) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP Test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

(C) MULTIPLE USE

If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP Test and the sum of the Actual Deferral Percentage and the Actual Contribution Percentage of those Highly Compensated Employees exceeds the "aggregate limit", then the Actual Contribution Percentage of those Highly Compensated Employees will be reduced, beginning with such Highly Compensated Employee whose Actual Contribution Percentage is the highest, so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Aggregate Contribution. The Actual Deferral Percentage and Actual Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the ADP Test and the ACP Test. Multiple use does not occur if either the Average Deferral Percentage or Actual Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage and the Actual Contribution Percentage of the Nonhighly Compensated Employees.

 (i) The "aggregate limit" is the sum of (1) 125% of the greater of the Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year or the Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year beginning with or within the Plan Year and (2) the lesser of 200% or two plus the lesser of such Actual Deferral Percentage or Actual Contribution Percentage. "Lesser" is substituted for "greater" in "(1)," above, and "greater" is substituted for "lesser" after "two plus the" in "(2)" if it would result in a larger aggregate limit.

(D)FORFEITURE OF EXCESS AGGREGATE CONTRIBUTIONS

(i) IN GENERAL. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited and applied to reduce subsequent Matching 401(k) Contributions or Matching Thrift Contributions, as the case may be. No forfeitures arising under this Section 3.6.2(D) shall be allocated to the account of any Highly Compensated Employee. If not forfeitable, Excess Aggregate Contributions shall be distributed no later than the last day of each Plan Year beginning after

December 31, 1987, to Participants to whose Accounts such Excess
Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the amounts constituting Contribution Percentage Amounts of each Family Member that is combined to determine the combined Actual Contribution Percentage. Excess Aggregate Contributions shall be treated as Annual Additions. Anything above to the contrary notwithstanding, any forfeiture or distribution under this
Section 3.5.2(D)(i) shall occur only if sufficient Employee Thrift Contributions and/or Participant Voluntary Nondeductible Contributions, as the case may be, are not distributed from the qualified plan holding such Employee Thrift Contributions and/or Participant Voluntary Nondeductible Contributions, as the case may be.(2)

 (ii) DETERMINATION OF INCOME OR LOSS. Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of: (1) the income or loss allocable to the Participant's Matching 401(k) Contribution Account or Matching Thrift Contribution Account (if any, and if all amounts therein are not used in the ADP Test) and, if applicable, Qualified Nonelective Contribution Account and Elective Deferrals Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is the Participant's Account Balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (2) 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

Anything in the preceding paragraph of this Section 3.5.2(D)(ii) to the contrary notwithstanding, any reasonable method for computing the income or loss allocable to Excess Aggregate Contributions may be used, provided that such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the Plan Year and the date of distribution may be disregarded in determining income or loss.

(iii) The determination of the Excess Aggregate Contributions shall be made after first determining the Excess Elective Deferrals, and then determining the Excess Contributions.

3.5.3 For purposes of determining the ACP Test, Qualified Nonelective Contributions, Matching 401(k) Contributions and Matching Thrift Contributions will be considered made for a Plan Year if paid to the Trustee no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

3.6  THRIFT CONTRIBUTIONS

3.6.1 EMPLOYEE THRIFT CONTRIBUTIONS. If elected by the Employer in the Adoption Agreement to provide for Employee Thrift Contributions, the Employer will contribute cash to the Trust Fund in an amount equal to (A) the Employee Thrift Contribution percentage of each Participant on his or her Employee Thrift Contribution election form multiplied by each such Participant's Compensation or
(B) the specific dollar amount set forth on the Participant's election form.

The amount elected by a Participant pursuant to a Participant's Employee Thrift Contribution election shall be determined within the limits specified in the Adoption Agreement. Such election shall be made on a form provided by the Administrator but no election shall be effective prior to approval by the Administrator. The Administrator may reduce the amount of any Employee Thrift Contribution, or make such other modifications as necessary, so that the Plan complies with the provisions of the Code. A Participant's election shall remain in effect until modified or terminated at such times as specified in the Adoption Agreement.

3.6.2 MATCHING THRIFT CONTRIBUTIONS. Subject to the limitations contained in Sections 3.9 and 3.5.2, for each Plan Year the Employer will contribute in cash and/or Qualifying Employer Securities, Matching Thrift Contributions to the Trust Fund in an amount, if any, calculated by reference to the Participants' Employee Thrift Contributions, as specified in the Adoption Agreement.

Matching Thrift Contributions made by the Employer will be allocated to the Matching Thrift Contributions Account of those Participants who have contributed Employee

Thrift Contributions to the Plan, as specified in the Adoption Agreement.

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      (2)Distribution or forfeiture of Excess Aggregate Contributions on or before the last day of the Plan Year after the Plan Year in which such excess amounts arose is required under Code Section 401(m)(6) if the Plan is to maintain its tax-qualified status. However, if such excess amounts, plus any income and minus any loss allocable thereto, are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, then Code Section 4979 imposes a 10% excise tax on the employer maintaining the plan with respect to such amounts.

3.7  TREATMENT OF FORFEITURES

3.7.1 If the Employer has elected in the Adoption Agreement to reallocate forfeitures for a Plan Year among Participants, then such forfeitures, if any, shall be allocated as of the last day of the Plan Year to the Employer Accounts of those Participants who are eligible to share in the allocation of contributions to that particular Employer Account (whether or not a contribution was made for that Plan Year) for that Plan Year in that particular Employer Account category with respect to which such forfeitures are attributable. If the Plan is a Target Benefit Plan, forfeitures may only be used to reduce Employer Contributions, in accordance with Section 3.7.2.

3.7.2 If the Employer has elected in the Adoption Agreement to use forfeiture to reduce contributions, then forfeitures shall be applied in the succeeding Plan Year to reduce Employer Contributions in that particular Employer Account category to which such forfeitures were attributable.

3.8  ESTABLISHING OF ACCOUNTS

3.8.1 An Elective Deferrals Account shall be established for each Eligible Participant who makes a 401(k) Election to which the Administrator shall credit, or cause to be credited, Elective Deferrals allocable to each such Participant, plus earnings or losses thereon.

3.8.2 An Employer Contributions Account shall be established for each Participant to which the Administrator shall credit or cause to be credited Employer contributions pursuant to Section 3.1, and forfeitures attributable to such contributions, if any, plus earnings or losses thereon.

3.8.3 An Employee Thrift Contributions Account shall be established for each Participant who makes Employee Thrift Contributions to the Plan, to which the Administrator shall credit, or cause to be credited, all amounts allocable to each such Participant, plus earnings or losses thereon.

3.8.4 A Matching 401(k) Contributions Account shall be established for each Participant for whom Matching 401(k) Contributions are made, to which the Administrator shall credit, or cause to be credited, all such amounts allocable to each such Participant, plus earnings or losses thereon.

3.8.5 A Matching Thrift Contributions Account shall be established for each Participant for whom Matching Thrift Contributions are made, to which the Administrator shall credit, or cause to be credited, all amounts allocable to each such Participant, plus earnings or losses thereon.

3.8.6 A Participant Voluntary Nondeductible Contributions Account shall be established for each Participant who makes Participant Voluntary Nondeductible Contributions to the Plan, plus earnings or losses thereon.

3.8.7 A Qualified Matching Contributions Account shall be established for each Eligible Participant for whom Qualified Matching Contributions are made, to which the Administrator shall credit, or cause to be credited, all amounts allocable to each such Participant, plus earnings or losses thereon.

3.8.8 A Qualified Nonelective Contributions Account shall be established for each Participant for whom Qualified Nonelective Contributions are made, to which the Administrator shall credit, or cause to be credited, all amounts allocable to each such Participant, plus earnings or losses thereon.

3.8.9 A Rollover Contributions Account shall be established for each Participant who contributes to the Plan pursuant to Section 3.3 to which the Administrator shall credit, or cause to be credited, Rollover Contributions made by the Participant, plus earnings or losses thereon.

3.8.10 A Transferred Contributions Account shall be established for each Participant for whom assets are transferred from another Qualified Plan, to which the Administrator shall credit, or cause to be credited, transferred assets, plus earnings or losses thereon.

3.9  LIMITATION ON AMOUNT OF ALLOCATIONS

3.9.1 As used in this Section 3.9, each of the following terms shall have the meaning for that term set forth in this Section 3.9.1:

(A) ANNUAL ADDITIONS means, for each Participant, the sum of the following amounts credited to the Participant's Accounts for the Limitation Year:

(i) Employer Contributions within the meaning of IRS regulation 1.415-6(b);

(ii) Employee Contributions;

(iii) forfeitures;

(iv) allocation under a simplified employee pension; and

(v) any Excess Amount applied under a Defined Contribution Plan in the Limitation Year to reduce Employer Contributions will also be considered as part of the Annual Additions for such Limitation Year.

Amounts allocated after March 31, 1984, to an "individual medical benefit account" as defined in Code Section 415(1)(2) ("Individual Medical Benefit Account") which is part of a pension or annuity plan maintained by the Employer or Affiliate are treated as Annual Additions to a Defined Contribution Plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits allocated to the separate account of a "key employee" as defined in Code Section 419A(d)(3) under a "welfare benefit fund" as defined in Code Section 419(e) ("Welfare Benefit Fund") maintained by the Employer or Affiliate, are treated as Annual Additions to a Defined Contribution Plan.

(B) DEFINED BENEFIT DOLLAR LIMITATION means $90,000 multiplied by the Adjustment Factor or such other limitation set forth in Code Section 415(b)(1) as in effect for the Limitation Year.

(C) DEFINED BENEFIT FRACTION means a fraction, the numerator of which is the sum of the Projected Annual Benefits of the Participant involved under all Defined Benefit Plans (whether or not terminated) maintained by the Employer or Affiliate, and the denominator of which is the lesser of 125% of the Defined Benefit Dollar Limitation determined for the Limitation Year or 140% of the Participant's Highest Average Limitation Compensation, including any adjustments under Code Section 415(b).

Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer or Affiliate which were in existence on May 5, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such Plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

(D) DEFINED CONTRIBUTION DOLLAR LIMITATION means $30,000 or if greater, one-fourth of the Defined Benefit Dollar Limitation as in effect for the Limitation Year.

(E) DEFINED CONTRIBUTION FRACTION means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account or Accounts under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer or Affiliate for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer or Affiliate and the Annual Additions attributable to all Welfare Benefit Funds, Individual Medical Benefit Accounts, and simplified employee pensions maintained by the Employer or Affiliate), and the denominator of which is the sum of the "maximum aggregate amounts" (as defined in the following sentence) for the current and all prior Limitation Years of service with the Employer or Affiliate (regardless of whether a Defined Contribution Plan was maintained by the Employer or Affiliate). The "maximum aggregate amount" in any Limitation Year is the lesser of (i) 125% of the Defined Benefit Dollar Limitation in effect under Code Section 415(c)(1)(A) or (ii) 35% of the Participant's Compensation for such year.

If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans maintained by the Employer or Affiliate in existence on May 5, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (A) the excess of the sum of the fractions over 1.0 times (B) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the later of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plans made after May 6, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Participant contributions as Annual Additions.

(F) EXCESS AMOUNTS means the excess of the Participant's Annual Additions for the Limitation Year involved over the Maximum Permissible Amount for that Limitation Year.

(G) HIGHEST AVERAGE LIMITATION COMPENSATION means the average Compensation as defined in Code Section 415(c)(3) of the Participant involved for that period of three consecutive Years of Service with the Employer or Affiliate (or if the Participant has less than three such Years of Service, the actual number thereof) that produces the highest average.

(H) LIMITATION COMPENSATION means Compensation, as defined in either (i), (ii) or (iii) below, as specified in the Adoption Agreement:

(i) CODE SECTION 415 SAFE-HARBOR COMPENSATION

For an Employee other than a Self-Employed Individual, the Employee's earned income, wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of Employment (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Reg. 1.62-2(c)) and excluding the following:

(1) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or contributions under a "simplified employee pension" plan (within the meaning of Code Section 408(k)) to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

(2) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or other property) held by the Employee either becomes freely "transferable" or is no longer subject to a "substantial risk of forfeiture" (both quoted terms within the meaning of Code Section 83(a));

(3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(4) other amounts which received special tax benefits, or contributions made (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee); or For Limitation Years beginning after December 31, 1991, Limitation Compensation shall include only that compensation which is actually paid or made available during the Limitation Year.

(ii) Information required to be reported under Sections 6041 and 6051. ("Wages, Tips and other Compensation Box" Form W-2) Limitation Compensation is defined as wages as defined in Code Section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

(iii)  CODE SECTION 3401(a) WAGES

Limitation Compensation is defined as wages within the meaning of Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

Without regard to the definition of Limitation Compensation elected by the Employer, for a Self-Employed Individual, Limitation Compensation means his or her Earned Income, provided that if the Self-Employed Individual is not a Participant for an entire Plan Year, his or her Limitation Compensation for that Plan Year shall be his or her Earned Income for that Plan Year multiplied by a fraction the numerator of which is the number of days he or she is a Participant during the Plan Year and the denominator of which is the number of days in the Plan Year. Additionally, Limitation

Compensation for a Participant in a Defined Contribution Plan who is permanently and totally disabled (as defined in Code Section 22(e)) is the compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming disabled; such imputed compensation may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made.

(I) MAXIMUM PERMISSIBLE AMOUNT means the maximum Annual Addition which may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year. The maximum Annual Addition shall not exceed the lesser of: (a) the Defined Contribution Dollar Limitation, or (b) 25% of the Participant's Compensation for the Limitation Year. The Compensation limitation referred to in
(b) shall not apply to any contribution for medical benefits (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(l)(1) or 419A(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12- consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  NUMBER OF MONTHS IN THE SHORT LIMITATION YEAR
                  ---------------------------------------------
                                       12

(J) PROJECTED ANNUAL BENEFIT means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of a Defined Benefit Plan assuming:

(i) the Participant continues in employment with the Employer or Affiliate until the Participant's "normal retirement age" under the Plan within the meaning of Code Section 411(a)(8) (or the Participant's current age, if later); and

(ii) the Participant's Limitation Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

3.9.2 The provisions of this subsection 3.9.2 apply with respect to a Participant who does not participate in, and has never participated in, another Qualified Plan, a Welfare Benefit Fund or an Individual Medical Benefit Account or a simplified employee pension, as defined in Code Section 401(k), maintained by the Employer or an Affiliate, which provides an Annual Addition as defined in
Section 3.9.1(A) of the Plan, other than this Plan:

(A) The amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions on behalf of the Participant for the Limitation Year to exceed the Maximum Permissible Amount with respect to that Participant for the Limitation Year, the amount contributed or allocated will be reduced so that the Annual Additions on behalf of the Participant for the Limitation Year will equal such Maximum Permissible Amount.

(B) Prior to determining the Participant's actual Limitation Compensation for a Limitation Year, the Employer may determine the Maximum Permissible Amount for the Participant for the Limitation Year on the basis of a reasonable estimation of the Participant's Compensation for that Limitation Year. Such estimated Compensation shall be uniformly determined for all Participants similarly situated.

(C) As soon as is administratively feasible after the end of a Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual compensation for the Limitation Year.

(D) If pursuant to Section 3.9.2(C) or as a result of the allocation of forfeitures, there is an Excess Amount with respect to the Participant for a Limitation Year, the Excess Amount shall be disposed of as follows:

(i) First, any contribution to the Participant's Elective Deferrals Account, Participant Voluntary Nondeductible Contributions Account or Employee Thrift Contributions Account, if applicable, and any earnings allocable thereto will be distributed to the Participant to the extent that the return thereof would reduce the Excess Amount in such Participant's Accounts;

(ii) If after the application of Section 3.9.2(D)(i) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the remaining Excess Amount in the Participant's Account will be used to reduce Employer contributions (including allocation of any forfeitures) under this Plan for such Participant in the next Limitation Year, and in each succeeding Limitation Year, if necessary.

(iii) If after the application of Section 3.9.2(D)(i) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions under this Plan for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year, if necessary; provided, however, that if all or any part of the Excess Amount held in a suspense account is attributable to a Participant's Elective Deferrals, such Excess Amount shall be held unallocated in a suspense account to be used for such Participant in the next Limitation Year and each succeeding Limitation Year as an Elective Deferral if such Participant is covered by the Plan in the next and each succeeding Limitation Year, if necessary.

(iv) If a suspense account is in existence at any time during a Limitation Year pursuant to Section 3.9.2(D)(iii), the suspense account will not participate in the allocation of the Trust Fund's investment gains or losses to or from any other Account. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or Participant contributions may be made to the Plan for the Limitation Year. Excess Amounts, other than those Excess Amounts referred to in Section 3.9.2(D)(i), may not be distributed to Participants or Former Participants.

3.9.3 The provisions of this subsection 3.9.3 apply with respect to a Participant who, in addition to this Plan, is covered or has been covered under one or more Defined Contribution Plans which are Master or Prototype Plans, Welfare Benefit Funds an Individual Medical Benefit Account or a simplified employee pension maintained by the Employer or an Affiliate, which provides an Annual Addition as described in Section 3.9.1(A) of the Plan during any Limitation Year:

(A) The Annual Additions which may be credited to a Participant's Accounts under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the Participant's account or accounts under any other plans and Welfare Benefit Fund, Individual Medical Benefit Account or simplified employee pension for the same Limitation Year. If the Annual Additions with respect to the Participant under any one or more other such Defined Contribution Plans or Welfare Benefit Funds, Individual Medical Benefit Account or simplified employee pension maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to a Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount.

If the Annual Additions with respect to the Participant under such other Defined Contribution Plans and Welfare Benefit Funds, Individual Medical Benefit Account or simplified employee pension in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to any of the Participant's Account under this Plan for the Limitation Year. (B) Prior to determining the Participant's actual compensation for a Limitation Year, the Maximum Permissible Amount for a Participant may be determined in the manner described in Section 3.9.2(B).

(C) As soon as is administratively feasible after the end of a Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Limitation Compensation for the Limitation Year.

(D) If, pursuant to subsection 3.9.3(C) above, or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and the Participant's Annual Additions under such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to simplified employee pension will be deemed to have been allocated first, followed by Annual Additions to a Welfare Benefit Fund or Individual Medical Benefit Account regardless of the actual allocation date.

(E) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another such plan, the Excess Amount attributed to this Plan will be the product of:

(i) the total Excess Amount allocated as of such date, times

(ii) the ratio of (A) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (B) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan and all of the other plans referred to in the first sentence of this Section 3.9.3.

(F) Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 3.9.2(D).

3.9.4 If a Participant is covered under one or more Defined Contribution Plans, other than this Plan, maintained by the Employer or an Affiliate which are not Master or Prototype Plans, or Welfare Benefit Funds or an Individual Medical Benefit Account maintained by the Employer, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with the provisions of subsections 3.9.3(A) - (F) above as though each such other plan was a Master or Prototype Plan.

3.9.5 If the Employer maintains, or at any time maintained, a Defined Benefit Plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction will not exceed 1.0 in any Limitation Year. If such sum would otherwise exceed 1.0 and if such Defined Benefit Plan does not provide for a reduction in benefits thereunder, Annual Additions which may be credited to a Participant's Account under this Plan for any Limitation Year shall be limited in accordance with the provisions of
Section 3.9.2.

3.9.6 If required pursuant to Section 4.4.4, "100%" shall be substituted for "125%" wherever the latter percentage appears in this Section 3.9.

3.10 RETURN OF EMPLOYER CONTRIBUTIONS UNDER SPECIAL CIRCUMSTANCES

Notwithstanding any provision of this Plan to the contrary, upon timely written demand by the Employer or the Administrator to the Trustee:

(A) Any contribution by the Employer to the Plan under a mistake of fact shall be returned to the Employer by the Trustee within one year after the payment of the contribution.

(B) Any contribution made by the Employer incident to the determination by the Commissioner of Internal Revenue that the Plan is initially a Qualified Plan shall be returned to the Employer by the Trustee within one year after notification from the Internal Revenue Service that the Plan is not initially a Qualified Plan but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

(C) In the event the deduction of a contribution made by the Employer is disallowed under Code Section 404, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

                               ARTICLE IV VESTING

4.1  DETERMINATION OF VESTING

4.1.1 A Participant shall at all times have a vested percentage of 100% in the Account Balance of each of his or her Participant Contributions Accounts, 401(k) Contributions Accounts, Rollover Contributions Account and Transferred Account.

4.1.2 A Participant shall have a vested percentage of 100% in his or her Account Balance of each of his or her Employer Accounts if he or she terminates Employment due to the attainment of Normal Retirement Age, Early Retirement specified in the Adoption Agreement, if elected by the Employer in the Adoption Agreement, or upon Disability or death.

4.1.3 The vested percentage of a Participant in the Account Balance of each of his or her Employer Accounts not vested pursuant to Section 4.1.1 or 4.1.2 shall be determined in accordance with the vesting rule or schedule specified in the Adoption Agreement.

4.2  RULES FOR CREDITING VESTING SERVICE

4.2.1 Subject to Section 4.2.2, Years of Service shall be credited for purposes of determining a Participant's Vesting Service as specified in the Adoption Agreement. If the Employer maintains the plan of a predecessor employer, service with such predecessor employer shall be treated as service with the Employer for purposes of Vesting Service.

4.2.2 An Employee who terminates Employment with no vested percentage in an Employer Account shall, if he or she returns to Employment, have no credit for Vesting Service prior to such termination of Employment if his or her Period of Severance equals or exceeds five years.

4.2.3 Vesting Service of an Employee following a Period of Severance of five years or more shall not be counted for the purpose of computing his or her vested percentage in his or her Employer Accounts derived from contributions accrued prior to the Period of Severance. If applicable, separate records shall be maintained reflecting the Participant's vested rights in his or her Account Balance attributable to service prior to the Period of Severance and reflecting the Participant's vested percentage in his or her Account Balance attributable to service after the Period of Severance. Vesting Service prior to and following an Employee's Period of Severance shall be counted for purposes of computing his or her vested percentage in an Employer

Account derived from contributions made after the Period of Severance.

4.3  EMPLOYER ACCOUNTS FORFEITURES

4.3.1 Subject to Section 5.6, upon the Nonvested Separation of a Participant, the nonvested portion of each Employer Account of such Participant will be forfeited as of the date of termination of Employment.

Upon the Partially Vested Separation of a Participant, the nonvested portion of each Employer Account of such Participant will be forfeited as of the date of termination of Employment; provided, however, that such Participant receives a distribution in accordance with Section 5.6. If a Participant does not receive a distribution following his or her termination of Employment, the nonvested portion of each Employer Account of the Participant shall be forfeited following a Period of Severance of five years.

4.3.2 If the Employer elects in the Adoption Agreement to reallocate forfeitures, forfeitures for a Plan Year shall be allocated in accordance with
Section 3.7.1. If the Employer elects in the Adoption Agreement to use forfeitures to reduce Employer contributions, forfeitures shall be applied in accordance with Section 3.7.2.

4.4  TOP-HEAVY PROVISIONS

4.4.1 As used in this Section 4.4, each of the following terms shall have the meanings for that term set forth in this Section 4.4.1:

(A) DETERMINATION DATE means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan year. For the first Plan Year of the Plan, the last day of that year.

(B) PERMISSIVE AGGREGATION GROUP means the Required Aggregation Group of plans plus any other plan or plans of the Employer or Affiliate which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

(C) REQUIRED AGGREGATION GROUP means (i) each Qualified Plan of the Employer or Affiliate in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated), and (ii) any other qualified plan of the Employer or Affiliate which enables a plan described in (i) to meet the requirements of Code Sections 401(a)(4) or 410.

(D) SUPER TOP-HEAVY means, for any Plan Year beginning after December 31, 1983, the Plan if any Top-Heavy Ratio as determined under the definition of Top-Heavy Plan exceeds 90%.

(E) TOP-HEAVY PLAN means, for any Plan Year beginning after December 31, 1983, the Plan if any of the following conditions exists:

(i) If the Top-Heavy Ratio for the Plan exceeds 60% and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of Plans.

(ii) If the Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

(iii) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

(F) TOP-HEAVY RATIO means

(i) If the Employer or Affiliate maintains one or more Defined Contribution Plans (including any Simplified Employee Pension Plan) and the Employer or Affiliate has never maintained any Defined Benefit Plan which during the five-year period ending on the Determination Date has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account Balances of all Key Employees as of the Determination Date (including any part of any Account Balance distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of all Account Balances (including any part of any Account Balance distributed in the five-year period ending on the Determination Date), both computed in accordance with Code Section 416. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416. (ii) If the Employer or an Affiliate maintains one or more Defined Contribution Plans (including any Simplified Employee Pension Plan) and the Employer or an Affiliate maintains or has maintained one or more Defined Benefit Plans which during the five-year period ending on the Determination Date has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account Balances under the aggregated Defined Contribution Plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated Defined Benefit Plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Account Balances under the aggregated Defined Contribution Plans for all Participants, determined in accordance with (i) above, and the present value of accrued benefits under the Defined Benefit Plans for all Participants as of the Determination Date, all determined in accordance with Code Section 416. The accrued benefit under a Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

(iii) For purposes of (i) and (ii) above, the value of Account Balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12- month period ending on the Determination Date, except as provided in Code Section 416 for the first and second Plan Years of a Defined Benefit Plan. The Account Balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with the Employer or an Affiliate at any time during the five-year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416.

Elective Deferrals will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of Account Balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

The accrued benefit of a Participant who is not a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

4.4.2 If the Plan is determined to be a Top-Heavy Plan or a Super Top-Heavy Plan as of any Determination Date after December 31, 1983, then the Top-Heavy vesting schedule specified in the Adoption Agreement, beginning with the first Plan Year commencing after such Determination Date, shall apply only for those Plan Years in which the Plan continues to be a Top-Heavy Plan or Super Top-Heavy Plan, as the case may be.

4.4.3 (A) Except as provided in Sections 4.4.3(C) and (D), for any Plan Year in which the Plan is a Top-Heavy Plan, contributions and forfeitures allocated to the Employer Contributions Account of any Participant who is not a Key Employee in respect of that Plan Year shall not be less than the lesser of:

(i) 3% of such Participant's Limitation Compensation, or
(ii) if the Employer has no Defined Benefit Plan which designates this Plan to satisfy Code Section 401, the largest percentage of contributions and forfeitures, as a percentage of the Key Employee's Limitation Compensation, allocated to the Employer Contributions Account of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of (a) the Participant's failure to complete a Year of Service, (b) the Participant's failure to make mandatory Participant contributions to the Plan or
(c) compensation less than a stated amount.

(B) For purposes of computing the minimum allocation, a Participant's Limitation Compensation will be applied.

(C) The provision in (A) above shall not apply to any Participant who was not employed by the Employer or an Affiliate on the last day of the Plan Year.

(D) If the Employer or an Affiliate has executed Adoption Agreements covering Participants by a plan which is a profit-sharing plan and by another plan which is a money purchase pension plan or a target benefit plan, the minimum allocation specified in the preceding Section 4.4.3(A) shall be provided by the money purchase pension plan or by the target benefit plan, as the case may be. If a Participant is covered under this Plan and a Defined Benefit Plan maintained pursuant to Adoption Agreements offered by the Sponsor, the minimum allocation specified in the preceding Section 4.4.3(A) shall not be applicable and the Participant shall receive the minimum benefit specified in the Defined Benefit Plan.

(E) With respect to any profit-sharing or money purchase pension plan which becomes Top-Heavy and is integrated with Social Security, prior to making the allocations specified in the Adoption Agreement, anything contained therein to the contrary notwithstanding, there shall be an allocation of the Employer Contribution to each eligible Participant's Employer Contribution Account in the ratio that each such Participant's Limitation Compensation for the Plan Year bears to the Limitation Compensation of all such Participants for the Plan Year, but not in excess of 3% of such Limitation Compensation.

4.4.4 If the Plan becomes a Top-Heavy Plan, then the maximum benefit which can be provided under Section 3.9 shall continue to be determined by applying "125%" wherever it appears in that Section and by substituting "4%" for "3%" wherever that appears in Section 4.4.3. However, if the Plan becomes a Super Top-Heavy Plan, the maximum benefit which can be provided under Section 3.9 shall be determined by substituting "100%" for "125%" wherever the latter percentage appears and the 3% minimum contribution provided for in Section 4.4.4 shall remain unchanged.

4.4.5 Beginning with the Plan Year in which this Plan is Top-Heavy, one of the minimum Top-Heavy vesting schedules as specified in the Adoption Agreement will apply. The minimum vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became Top-Heavy. However, this Section 4.4 does not apply to the Account Balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's vesting in his or her Employer Contributions Account will be determined without regard to this Section 4.4. The minimum allocation pursuant to Section 4.4.3 (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or Code Section 411(a)(3)(D).

                                    ARTICLE V
                      AMOUNT AND DISTRIBUTION OF BENEFITS,
                              WITHDRAWALS AND LOANS

5.1  DISTRIBUTION UPON TERMINATION OF EMPLOYMENT

5.1.1 Subject to Section 5.1.2, a Participant's Benefit Commencement Date shall be as soon as practicable following his or her Fully Vested Separation, Partially Vested Separation or Nonvested Separation, if applicable, and in accordance with Section 5.6. If the Plan includes a CODA feature, each 401(k) Contributions Account of a Participant shall be payable in accordance with the events specified in Section 1.27 of the Plan.

5.1.2 If specified in the Adoption Agreement, a Participant's Benefit Commencement Date shall be deferred until the earliest of his or her Normal Retirement Age, Disability, or if elected by the Employer in the Adoption Agreement, Early Retirement. If a Participant terminates Employment after satisfying any service requirement for Early Retirement specified in the Adoption Agreement, he or she shall be entitled to elect to receive a distribution of his or her vested Employer Accounts upon satisfaction of any age requirement for Early Retirement.

5.2 AMOUNT OF BENEFITS UPON A FULLY VESTED SEPARATION

A Participant's benefits upon his or her Fully Vested Separation for any reason other than Disability shall be the Account Balance of all of his or her Accounts determined in accordance with Section 10.6.2.

5.3 AMOUNT OF BENEFITS UPON A PARTIALLY VESTED SEPARATION

A Participant's benefits upon his or her Partially Vested Separation for any reason other than Disability shall be: (A) the Account Balance of his or her Employer Accounts determined in accordance with Section 10.6.2 multiplied by his or her vested percentage determined pursuant to Section 4.1.3, or, if applicable, Section 4.4.2, plus (B) the Account Balance of his or her other Accounts determined in accordance with Section 10.6.2.

5.4 Amount of Benefits Upon a Nonvested Separation A Participant's benefits upon his or her Nonvested Separation shall be the Account Balance of his or her Accounts other than Employer Accounts, if any, determined in accordance with
Section 10.6.2.

5.5 AMOUNT OF BENEFITS UPON A SEPARATION DUE TO DISABILITY

If a Participant terminates Employment due to a Disability, his or her benefit shall be the Account Balance of all of his or her Accounts determined as a Fully Vested Separation in accordance with Section 5.2 and Section 10.6.2. The Benefit Commencement Date of any such Participant on whose behalf contributions are being made pursuant to Section 3.1.4 shall be as soon as practicable after the date such contributions cease.

5.6  DISTRIBUTION AND RESTORATION

5.6.1 If, upon a Participant's termination of Employment, the vested Account Balance of his or her Accounts as of the applicable Valuation Date is equal to or less than $3,500, such Participant will receive a distribution of his or her entire vested benefit and the nonvested portion will be treated as forfeiture. If the value of a Participant's vested Account is zero, the Participant shall be deemed to have received a distribution of such vested Account.

5.6.2 If, upon a Participant's termination of Employment, the vested Account Balance of his or her Accounts as of the applicable Valuation Date exceeds $3,500, the Participant may elect, in accordance with Article VI, to receive a distribution of the entire vested portion of such Accounts and the nonvested portion, if any, will be treated as a forfeiture.

5.6.3 If the vested Account Balance of a Participant's Accounts as of the applicable Valuation Date has an aggregate value exceeding (or at the time of any prior distribution exceeded) $3,500, and the Participant's benefit is Immediately Distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such benefit. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the 90-day period ending on the Participant's Benefit Commencement Date; provided, however, that if the Plan is a profit-sharing plan and Section 6.1.2 applies, the consent of the Participant's Spouse will not be required. The Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's benefit is no longer Immediately Distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the Benefit Commencement Date.

5.6.4 Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Participant's benefit is Immediately Distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415.

5.6.5 For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested benefit shall not include amounts attributable to accumulated deductible Participant contributions within the meaning of Code Section 72(o)(5)(B).

5.6.6 If a Participant, who after termination of Employment received a distribution and forfeited any portion of an Employer Account or is deemed to have received a distribution in accordance with Section 5.6.1, resumes Employment, he or she shall have the right, while an Employee, to repay the full amount previously distributed from such Employer Account. Such repayment must occur before the earlier of (i) the date on which he or she would have incurred a Period of Severance of five years commencing after the distribution or (ii) five years after the first date on which the Participant is subsequently reemployed. If the Participant makes a repayment, the Account Balance of his or her relevant Employer Account shall be restored to its value as of the date of distribution. The restored amount shall be derived from forfeitures during the Plan Year and, if such forfeitures are not sufficient, from a contribution by the Employer made as of that date (determined without reference to Net Profits). If an Employee who had a Nonvested Separation and was deemed to receive a distribution resumes Employment before a Period of Severance of five years, his or her Employer Account will be restored, upon reemployment, to the amount on the date of such deemed distribution.

5.7  WITHDRAWALS DURING EMPLOYMENT
     -----------------------------

5.7.1 If the Plan is a profit-sharing plan, and if the Employer has elected in the Adoption Agreement to permit withdrawals during Employment, prior to termination of Employment, each Participant upon attainment of age 59-1/2 may elect to withdraw, as of the Valuation Date next following the receipt of an election by the Administrator, and upon such notice as the Administrator may require, all or any part of the vested Account Balance of all of his or her Accounts, as of such Valuation Date.

5.7.2 Notwithstanding Section 5.7.1, prior to termination of Employment, each Participant with a Rollover Contributions Account and/or a Participant Voluntary Nondeductible Contributions Account may elect to withdraw, as of the Valuation Date next following the receipt of an election by the Administrator, and upon such notice as the Administrator may require, all or any of such Account, as of such Valuation Date.

5.7.3 The Administrator may establish from time to time rules and procedures with respect to any withdrawals including the order of Accounts from which such withdrawals shall be made.

5.7.4 No forfeitures shall occur as a result of a withdrawal pursuant to this
Section 5.7.

5.7.5 If a Participant is married at the time of such election, the Participant's Spouse must consent to such a withdrawal in the same manner as provided in Section 6.2.4; provided, however, that if the Plan is a profit-sharing plan and Section 6.1.2 applies, the consent of the Participant's Spouse will not be required.

5.8  LOANS

5.8.1 If the Employer has elected in the Adoption Agreement to make loans available, a Participant may submit an application to the Administrator to borrow from any Account maintained for the Participant (on such terms and conditions as the Administrator shall prescribe) an amount which when added to the outstanding balance of all other loans to the Participant would not exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (b) 50% of the vested portion of his or her Account from which the borrowing is to be made as of the Valuation Date next following the receipt of his or her loan application by the Administrator and the expiration of such notice period as the Administrator may require. For this purpose, all loans from Qualified Plans of the Employer or an Affiliate shall be aggregated, and an assignment or pledge of any portion of the Participant's interest in the Plan, and a loan, pledge or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this Section 5.8.1.

5.8.2 If approved, each such loan shall comply with the following conditions:

(A) it shall be evidenced by a negotiable promissory note;

(B) the rate of interest payable on the unpaid balance of such loan shall be a reasonable rate determined by the Administrator;

(C) the Participant must obtain the consent of his or her Spouse, if any, within the 90-day period before the time an Account is used as security for the loan; provided, however, that if the Plan is a profit-sharing plan that meets the requirements in Section 6.1.2 of the Plan, the consent of the Participant's Spouse will not be required. A new consent is required if an Account is used for any increase in the amount of security. The consent shall comply with the requirements of Section 6.2.4, but shall be deemed to meet any requirements contained in section 6.2.4 relating to the consent of any subsequent Spouse. A new consent shall be required if an Account is used for renegotiation, extension, renewal, or other revision of the loan;

(D) the loan, by its terms, must require repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan; provided, however, that if the proceeds of the loan are used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant, the repayment schedule may be for a term in excess of five years; and

(E) the loan shall be adequately secured and may be secured by no more than 50% of the Participant's vested interest in the Account Balance of his or her Accounts.

5.8.3 If a Participant or Beneficiary requests and is granted a loan, and the loan is made from Participant-Directed Assets, principal and interest payments with respect to the loan shall be credited solely to the Account of the borrowing Participant from which the loan was made. Any loss caused by nonpayment or other default on a Participant's loan obligations shall be charged solely to that Account. Any other loan shall be treated as an investment of the Trust Fund and interest and principal payments on account thereof shall be credited to the Trust Fund. The Administrator shall determine the order of Accounts from which a loan may be made.

5.8.4  Anything herein to the contrary notwithstanding:

(A) in the event of a default, foreclosure on the promissory note will not occur until a distributable event occurs under this Article V;

(B) no loan will be made to any Owner-Employee or to any "shareholder-employee" of the Employer or a Participating Affiliate or with respect to any amounts attributable to a Rollover Contribution or a trust to trust transfer and relating to prior participation by such an individual in a Qualified Plan. For this purpose, a "shareholder-employee" means an employee or officer of an electing small business, I.E., an "S corporation" as defined in Code Section 1361, who owns (or is considered as owning within the meaning of Code

Section 318(a)(1)) on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation; and

(C) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

5.8.5 If a valid spousal consent has been obtained in accordance with Section 5.8.2(C), then, notwithstanding any other provision of this Plan, the portion of the Participant's vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Participant's benefit payable at the time of death or distribution; but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested benefit (determined without regard to the preceding sentence) is payable to the Surviving Spouse, then the Participant's benefit shall be adjusted by first reducing the Participant's vested benefit by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

5.9  HARDSHIP DISTRIBUTIONS

5.9.1 Effective January 1, 1989, if available and elected by the Employer in the Adoption Agreement, a Participant may request a distribution due to hardship from the vested portion of his or her Accounts, (other than from his or her Qualified Nonelective Contributions Account, Qualified Matching Contributions Account or earnings accrued after December 31, 1988, on the Participant's Elective Deferrals) only if the distribution is made both due to an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

5.9.2 A hardship distribution shall be permitted only if the distribution is due to:

(A) expenses incurred or necessary for medical care described in Code Section 213(d) incurred by the Participant, the Participant's Spouse, or any dependents of the Participant (as defined in Code
Section 152);

(B) purchase (excluding mortgage payments) of a principal residence for the Participant;

(C) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his or her Spouse, children or dependents;

(D) the need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; or

(E) any other condition or event which the Commissioner of the Internal Revenue Service determines is a deemed immediate and financial need.

5.9.3 A distribution will be considered necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

(A) the distribution will not be in excess of the amount of the immediate and heavy financial need of the Participant (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution);

(B) the Participant obtains all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer or an Affiliate;

(C) the Participant's Elective Deferrals, Employee Thrift Contributions and Participant Voluntary Nondeductible Contributions will be suspended for at least 12 months after receipt of the hardship distribution in this Plan and in all other plans maintained by the Employer or an Affiliate; and (D) the Participant may not make Elective Deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's Elective Deferrals for the taxable year of the distribution in this Plan and in all other plans maintained by the Employer or an Affiliate.

5.9.4 If the distribution is made from any Account other than a 401(k) Contributions Account, a distribution due to hardship may be made without application of Section 5.9.3(B), 5.9.3(C), or 5.9.3(D).

5.10  LIMITATION ON COMMENCEMENT OF BENEFITS

5.10.1 Anything in this Article V to the contrary notwithstanding, a Participant's Benefit Commencement Date shall in no event be later than the 60th day after the close of the Plan Year in which the latest of the following events occur:

(A) the attainment by the Participant of his or her Normal Retirement Age;

(B) the tenth anniversary of the year in which the Participant commenced participation in the Plan; or

(C) the Participant's termination of Employment. Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is Immediately Distributable, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

5.10.2 If it is not possible to distribute a Participant's Accounts because the Administrator has been unable to locate the Participant after making reasonable efforts to do so, then a distribution of the Participant's

Accounts shall be made when the Participant can be located.

5.11  DISTRIBUTION REQUIREMENTS

5.11.1 Subject to the Joint and Survivor Annuity rules set forth in Article VI, the requirements of this Article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this article apply to calendar years beginning after December 31, 1984. As used in this Section 5.11, each of the following terms shall have the meaning for that term set forth in this Section 5.11.1:

(A) APPLICABLE LIFE EXPECTANCY. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if Life Expectancy is being recalculated such succeeding calendar year.

(B) DESIGNATED BENEFICIARY. The individual who is designated as the Beneficiary under the Plan in accordance with Code Section 401(a)(9). In the event that a Participant names a trust to be a designated Beneficiary, such designation shall provide that, as of the later of the date on which the trust is named as a Beneficiary or the Participant's Required Beginning Date, and as of all subsequent periods during which the trust is named as a Beneficiary, the following requirements are met: (i) the trust is a valid trust under state law, or would be but for the fact that there is no corpus; (ii) the trust is irrevocable; (iii) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in the Participant's benefits are identifiable from the trust instrument within the meaning of Code Section 401(a)(9); and (iv) a copy of the trust is provided to the Plan.

(C) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 7.2.

(D) LIFE EXPECTANCY. Life Expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the regulations issued under the Code.

Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in Section 7.2) by the time distributions are required to begin, Life Expectancies shall not be recalculated annually. Such election shall be irrevocable as to the Participant or Spouse and shall apply to all subsequent years. The Life Expectancy of a nonspouse Beneficiary may not be recalculated.

(E) REQUIRED BEGINNING DATE.
    ------------------------

(i) GENERAL RULE. The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2.

(ii) TRANSITIONAL RULE. The Required Beginning Date of a Participant who attains age 70-1/2 before January 1, 1988, shall be determined in accordance with (1) or
(2) below:

(1) NON-5% OWNERS. The Required Beginning Date of a Participant who is not a "5% owner" as defined in (iii) below is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs.

(2) 5% OWNERS. The Required Beginning Date of a Participant who is a 5% owner during any year beginning after December 31, 1979, is the first day of April following the later of:

(a) the calendar year in which the Participant attains age 70-1/2; or

(b) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5% owner, or the calendar year in which the Participant retires.

The Required Beginning Date of a Participant who is not a 5% owner who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

(iii) 5% OWNER. A Participant is treated as a 5% owner for purposes of this
Section 5.11 if such Participant is a 5% owner as defined in Code Section 416(i) (determined in accordance with section 416 but without regard to whether the plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan Year.

(iv) Once distributions have begun to a 5% owner under this Section 5.11, they must continue to be distributed, even if the Participant ceases to be a 5% owner in a subsequent year.

5.11.2 All distributions required under this Section 5.11 shall be determined and made in accordance with the Income Tax Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the regulations issued under the Code. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

5.11.3 LIMITS ON DISTRIBUTION PERIODS. As of the first Distribution Calendar Year, distributions, if not made in a lump sum, may only be made over one of the following periods (or a combination thereof):

(A) the life of the Participant;

(B) the life of the Participant and a Designated Beneficiary;

(C) a period certain not extending beyond the Life Expectancy of the Participant; or

(D) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

5.11.4 DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR. (A) If the Participant's interest is to be paid in the form of annuity distributions under the Plan (whether directly or in the form of an annuity purchased from an insurance company), payments under the annuity shall satisfy the following requirements:

(i) the annuity distributions must be paid in periodic payments made at intervals not longer than one year;

(ii) the distribution period must be over a life (or lives) or over a period certain not longer than a Life Expectancy (or joint life and last survivor expectancy) described in Code Section 401(a)(9)(A)(ii) or Code Section 401(a)(9)(B)(iii), whichever is applicable;

(iii) the Life Expectancy (or joint life and last survivor expectancy) for purposes of determining the period certain shall be determined without recalculation of Life Expectancy;

(iv) once payments have begun over a period certain, the period certain may not be lengthened even if the period certain is shorter than the maximum permitted;

(v) payments must either be nonincreasing or increase only as follows:

(1) with any percentage increase in a specified and generally recognized cost-of-living index;

(2) to the extent of the reduction to the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Section 5.11.4(A)(iii) dies and the payments continue otherwise in accordance with that section over the life of the Participant;

(3) to provide cash refunds of Employee contributions upon the Participant's death; or

(4) because of an increase in benefits under the Plan.

(vi) If the annuity is a life annuity (or a life annuity with a period certain not exceeding 20 years), the amount which must be distributed on or before the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to Section 7.2) shall be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, E.G., bimonthly, monthly, semi-annually, or annually.

If the annuity is a period certain annuity without a life contingency (or is a life annuity with a period certain exceeding 20 years) periodic payments for each distribution calendar year shall be combined and treated as an annual amount. The amount which must be distributed by the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to Section 7.2) is the annual amount for the first Distribution Calendar Year. The annual amount for other Distribution Calendar Years, including the annual amount for the calendar year in which the Participant's Required Beginning Date (or the date distributions are required to begin pursuant to Section 7.2) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

(B) Annuities purchased after December 31, 1988, are subject to the following additional conditions:

(i) Unless the Participant's Spouse is the Designated Beneficiary, if the Participant's interest is being distributed in the form of a period certain annuity without a life contingency, the period certain as of the beginning of the first Distribution Calendar Year may not exceed the applicable period determined using the table set forth in Q&A A-5 of section 1.401(a)(9)-2 of the regulations issued under the Code.

 (ii) If the Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the Designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A A-6 of section 1.401(a)(9)-2 of the regulations under the Code.

(C) TRANSITIONAL RULE. If payments under an annuity which complies with Section 5.11.4(A) begin prior to January 1, 1989, the minimum distribution requirements in effect as of July 27, 1987, shall apply to distributions from this Plan, regardless of whether the annuity form of payment is irrevocable. This transitional rule also applies to deferred annuity contracts distributed to or owned by the Participant prior to January 1, 1989, unless additional contributions are made under the Plan by the Employer or Affiliate with respect to such contract.

(D) If the form of distribution is an annuity made in accordance with Section 5.11.4, any additional benefits accruing to the Participant after his or her Required Beginning Date shall be distributed as a separate and identifiable component of the annuity beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

(E) Any part of the Participant's interest which is in the form of an individual account shall be distributed in a manner satisfying the requirements of Code
Section 401(a)(9).

5.11.5 TRANSITIONAL RULE: SECTION 242 ELECTION. Notwithstanding the other requirements of this Article and subject to the Joint and Survivor Annuity rules set forth in Article VI, distribution on behalf of any Employee, including a 5% owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

(A) the distribution by the trust is one which would not have disqualified such trust under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984;

(B) the distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee;

(C) such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984;

(D) the Employee had accrued a benefit under the Plan as of December 31, 1983;
and

(E) the method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections 5.11.5(A) and (E).

If a designation is revoked any subsequent distribution must satisfy the requirements of Code Section 401(a)(9). If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed to satisfy Code Section 401(a)(9) but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the regulations issued under the Code. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of section 1.401(a)(9)-1 of the regulations issued under the Code.

                                   ARTICLE VI
                     FORMS OF PAYMENT OF RETIREMENT BENEFITS

6.1  METHODS OF DISTRIBUTION

6.1.1 If the Plan is a money purchase pension plan or a target benefit plan, a Participant's benefit shall be payable in the normal form of a Qualified Joint and Survivor Annuity if the Participant is married on his or her Benefit Commencement Date and in the normal form of an immediate annuity for the life of the Participant if the Participant is not married on that date. A Participant who terminated Employment on or after satisfying the requirements for Early Retirement may elect to have his or her Qualified Joint and Survivor Annuity distributed upon attainment of such Early Retirement. If the Plan is a profit-sharing plan that satisfies the requirements set forth in Section 6.1.2, a Participant's Accounts shall only be payable in the normal form of a lump-sum distribution in accordance with Section 6.1.1(B) below. A Participant in a money purchase pension plan, a target benefit plan, or a profit-sharing plan that does not satisfy the requirements set forth in Section 6.1.2, may at any time after attaining age 35 and prior to his or her Benefit Commencement Date elect, in accordance with Section 6.2, any of the following optional forms of payment instead of the normal form:

(A) An Annuity Contract payable as:

(i) a single life annuity;

(ii) a joint and 50% survivor annuity with a contingent annuitant;

(iii) a joint and 100% survivor annuity with a contingent annuitant;

(iv) an annuity for the life of the Participant with 120 monthly payments certain;

(B) A lump-sum distribution in cash or in kind, or part in cash and part in kind; or

(C) In installments payable in cash or in kind, or part in cash and part in kind over a period not in excess of that required to comply with Section 5.11.4.

Anything in this Section 6.1.1 to the contrary notwithstanding, if the value of a Participant's vested Account as of the applicable Valuation Date is $3,500 or less, his or her benefit shall be paid in the form of a lump-sum distribution and no optional form of benefit payment shall be available.

6.1.2 If the Plan is a profit-sharing plan then:(A) the Participant cannot elect payments in the form of a Life annuity (this Section 6.1.2 shall not apply if a life annuity form is an optional form preserved under Code Section 411(d)(6));
(B) on the death of the Participant, the Participant's benefits will be paid to his or her Surviving Spouse, if any, or, if his or her Surviving Spouse has already consented in a manner conforming to an election under Section 6.2.4, then to the Participant's Beneficiary; and(C) the normal form of benefit shall be a lump-sum and Sections 6.2.1, 6.2.2 and 6.2.4 shall not be applied by the Administrator. A Participant in such a profit-sharing plan may also elect to receive his or her benefit in the form of installments in accordance with Section 6.1.1(C) of the Plan. This
Section 6.1.2 shall not apply, however, with respect to the Participant if it is determined that the Plan is a direct or indirect transferee of a defined benefit plan, a money purchase pension plan (including a target benefit plan) or a stock bonus or profit-sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417. In addition, this Section
6.1.2 shall not apply unless the Participant's Surviving Spouse, if any, is the Beneficiary of (i) the proceeds of any insurance on the Participant's life purchased by Employer contributions or (ii) forfeitures allocated to the Participant's Employer Account or unless the Participant's Surviving Spouse has consented to the Participant's designation of another Beneficiary as referred to in subsection (C) of this Section 6.1.2.

6.1.3 The following transitional rules shall apply for those Participants entitled to but not receiving benefits as of August 23, 1984:

(A) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by Section 6.1 must be given the opportunity to elect to have Section 6.1 apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 Years of Service when he or she terminated from Employment.

(B) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with an Hour of Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with this Section 6.1.3(D).

(C) The respective opportunities to elect (as described in these Sections 6.1.3(A) and (B)) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on such Participant's Benefit Commencement Date.

(D) Any Participant who has elected pursuant to this Section 6.1.3(B) and any Participant who does not elect under this Section 6.1.3(A) or who meets the requirements of this Section 6.1.3(A) except that such Participant does not have at least ten Years of Service when he or she terminates from Employment, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a single life annuity:

(1) AUTOMATIC QUALIFIED JOINT AND SURVIVOR ANNUITY

If benefits in the form of a single life annuity become payable to a married Participant who:

(a) begins to receive payments on or after Normal Retirement Age; or

(b) dies on or after Normal Retirement Age while in active Employment; or

(c) begins to receive payments on or after the "Qualified Early Retirement Age", as that term is defined in Section 6.1.3(D)(3)(a); or

(d) terminates from Employment on or after attaining Normal Retirement Age (or Qualified Early Retirement Age) and after satisfying the eligibility requirement for the payment of benefits under the Plan and thereafter dies before his or her Benefit Commencement Date; then such benefits will be received in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period which begins at least six months before the Participant attains Qualified Early Retirement Age and ends no earlier than 90 days before his or her Benefit Commencement Date. Any election hereunder will be in writing and may be changed by the Participant at any time.

(2)  ELECTION OF EARLY SURVIVOR ANNUITY

A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, beginning on the later of (1) the 90th day before he or she attains his or her Qualified Early Retirement Age, or (2) the date on which participation begins, and ending on the date he or she terminates Employment, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time.

(3)  QUALIFIED EARLY RETIREMENT AGE

(a) For purposes of this section 6.1.3, Qualified Early Retirement Age is the latest of:

(i) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

(ii) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

(iii)  the date the Participant begins participation.

(b) Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in
Section 1.77.

6.2  ELECTION OF OPTIONAL FORMS
6.2.1 By notice to the Administrator at any time prior to a Participant's date of death and beginning on the first day of the Plan Year in which the Participant attains age 35, the Participant may elect, in writing, not to receive the normal form of benefit payment otherwise applicable and to receive instead an optional form of benefit payment provided for in Section 6.1.1. If the Participant separates from Employment prior to the first day of the Plan Year in which the Participant attains age 35, the Participant may make such election beginning on the date he or she separates from Employment. This Section
6.2.1 shall not be applicable if Section 6.1.2 applies to a Participant.

6.2.2 Within a reasonable period, but in any event no less than 30 and no more than 90 days prior to each Participant's Benefit Commencement Date, the Administrator shall provide to each Participant a written explanation of the terms and conditions of a Qualified Joint and Survivor Annuity. Such written explanation shall consist of:

(A) the terms and conditions of the Qualified Joint and Survivor Annuity;

(B) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity;

(C) the rights of the Participant's Spouse under Section 6.2.4;

(D) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity; and

(E) the relative values of the various optional forms of benefit under the Plan.

                                                                            MLII




            --------------------------------------------------------


                                  MERRILL LYNCH

                                 ---------------
                                     SPECIAL
                                 ---------------

                                PROTOTYPE DEFINED

                                CONTRIBUTION PLAN

                               ADOPTION AGREEMENT


            --------------------------------------------------------




                                   401(k) PLAN

                              EMPLOYEE THRIFT PLAN

                               PROFIT-SHARING PLAN


                         LETTER SERIAL NUMBER: D359287b
                      NATIONAL OFFICE LETTER DATE: 6/29/93



THIS PROTOTYPE PLAN AND ADOPTION AGREEMENT ARE IMPORTANT LEGAL INSTRUMENTS WITH LEGAL AND TAX IMPLICATIONS FOR WHICH THE SPONSOR, MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED, DOES NOT ASSUME RESPONSIBILITY. THE EMPLOYER IS URGED TO CONSULT WITH ITS OWN ATTORNEY WITH REGARD TO THE ADOPTION OF THIS PLAN AND ITS SUITABILITY TO ITS CIRCUMSTANCES.

                                                            [MERRILL LYNCH LOGO]

ADOPTION OF PLAN
----------------

The Employer named below hereby establishes or restates a profit-sharing plan that includes a [X] 401(k), [ ] profit-sharing and/or [ ] thrift plan feature (the "Plan") by adopting the Merrill Lynch Special Prototype Defined Contribution Plan and Trust as modified by the terms and provisions of this Adoption Agreement.

EMPLOYER AND PLAN INFORMATION
-----------------------------

Employer Name:*        COLE NATIONAL GROUP, INC.

Business Address:      CORPORATE BENEFITS DEPARTMENT, 5340 AVION PARK DRIVE

                       HIGHLAND HEIGHTS, OH 44143

Telephone Number:      (440) 473-2000

Employer Taxpayer ID Number: 34-1744334

Employer Taxable Year ends on: DECEMBER 31ST

Plan Name: COLE NATIONAL CORPORATION 401(K) PLAN

Plan Number : 003

                                                   401(K)           PROFIT-  THRIFT
                                                                    SHARING
     Effective Date of Adoption
                        or Restatement:             1/1/98          ?????          ---/---/---.
                                                    ------          -----          -----------

     Original Effective Date:                      10/1/93          ---/---/---     ---/---/---.
                                                   -------          -----------     -----------

IF THIS PLAN IS A CONTINUATION OR AN AMENDMENT OF A PRIOR PLAN, ALL OPTIONAL FORMS OF BENEFITS PROVIDED IN THE PRIOR PLAN MUST BE PROVIDED UNDER THIS PLAN TO ANY PARTICIPANT WHO HAD AN ACCOUNT BALANCE, WHETHER OR NOT VESTED, IN THE PRIOR PLAN.

------------------------------------------------

* If there are any Participating Affiliates in this Plan, list below the proper name of each Participating Affiliate.


COLE NATIONAL CORPORATION, THINGS REMEMBERED, INC. COLE VISION CORPORATION, COLE GIFT CENTERS, INC., (FKA COLE KEY CORPORATION), BAY CITIES OPTICAL COMPANY, COLE MANAGEMENT SERVICES, INC., COLE VISION SERVICES, INC., WESTERN STATES OPTICAL, INC., COLE LENS SUPPLY, INC. DBA CONTACT LENS SUPPLY, INC., COLE MANAGED VISION, INC.

                             ARTICLE I. DEFINITIONS
A.  "COMPENSATION"
    --------------

    (1) With respect to each Participant, except as provided below, Compensation shall mean the (select all those applicable for each column):

401(k) AND/    PROFIT
OR THRIFT      SHARING

   [ ]           [ ]  (a)     amount reported in the "Wages Tips and Other
                              Compensation" Box on Form W-2 for the applicable period selected in Item 5 below.

   [X]           [ ]  (b)     compensation for Code Section 415 safe-harbor
                              purposes (as defined in Section 3.9.1 (H)(i) of basic plan document #03) for the applicable period selected in Item 5 below.

   [ ]           [ ]  (c)     amount reported pursuant to Code Section 3401(a)
                              for the applicable period selected in Item 5 below.

   [X]           [ ]  (d)     all amounts received (under either option (a) or
                              (b) above) for personal services rendered to the Employer but excluding (select one):

                    [ ]   overtime
                    [ ]   bonuses
                    [ ]   commissions
                    [ ]   amounts in excess of $?????
                                               ------
                    [X]   other (specify) IMPUTED LIFE INSURANCE INCOME, MOVING
                           COSTS, COMPANY CAR, EDUCATIONAL ASSISTANCE BENEFITS.

    (2) Treatment of Elective Contributions (select one):

    [X]  (a)  For purposes of contributions, Compensation shall include
              Elective Deferrals and amounts excludable from the gross income of the Employee under Code Section 125, Code Section 402(e)(3), Code Section 402(h) or Code Section 403(b) ("elective contributions").

         (b) For purposes of contributions, Compensation shall not include "elective contributions."

    (3) CODA Compensation (select one):

    [X]  (a)  For purposes of the ADP and ACP Tests, Compensation shall include
              "elective contributions."

         (b) For purposes of the ADP and ACP Tests, Compensation shall not include "elective contributions."

    (4) With respect to Contributions to an Employer Contributions Account, Compensation shall include all Compensation (select one):


         [ ] (a) during the Plan Year in which the Participant enters the Plan.

         [X]  (b)  after the Participant's Entry Date.

    (5) The applicable period for determining Compensation shall be (select one):

         [X]  (a)  the Plan Year.

         [ ]  (b)  the Limitation Year.

         [ ]  (c)  the consecutive 12-month period ending on ?????.
                                                             -----
B.  "DISABILITY"
    ------------

    (1)  Definition
         ----------

         Disability shall mean a condition which results in the Participant's (select one):

         [ ] (a) inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         [X] (b) total and permanent inability to meet the requirements of the Participant's customary employment which can be expected to last for a continuous period of not less than 12 months.

         [ ]  (c)  qualification for Social Security disability benefits.

         [ ] (d) qualification for benefits under the Employer's long-term disability plan.

     (2) Contributions Due to Disability (select one):
         ---------------------------------------------

         [X] (a) No contributions to an Employer Contributions Account will be made on behalf of a Participant due to his or her Disability.

         [ ] (b) Contributions to an Employer Contributions Account will be made on behalf of a Participant due to his or her Disability provided that: the Employer elected option (a) or (c) above as the definition of Disability, contributions are not made on behalf of a Highly Compensated Employee, the contribution is based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before his or her Disability, and contributions made on behalf of such Participant will be nonforfeitable when made.

C "EARLY RETIREMENT" is (select one):
  ---------------------

   [X]  (1) not permitted.

   [ ]  (2) permitted if a Participant terminates Employment before Normal
            Retirement Age and has (select one):

                [ ]        (a) attained age ?????.
                [ ]        (b) attained age ????? and completed ????? Years of
                               Service.
                [ ]        (c) attained age ????? and completed ????? Years of
                               Service as a Participant.

D.  "ELIGIBLE EMPLOYEES" (select one):
    --------------------

    [ ]  (1) All Employees are eligible to participate in the Plan.

    [X]  (2) The following Employees are not eligible to participate in the Plan
             (select all those applicable):

            [X] (a) Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer or a Participating Affiliate and the Employee representatives (not including any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer or Participating Affiliate) in the negotiation of which retirement benefits were the subject of good faith bargaining, unless the bargaining agreement provides for participation in the Plan.

            [X] (b) non-resident aliens who received no earned income from the Employer or a Participating Affiliate which constitutes income from sources within the United States.

            [ ] (c)      Employees of an Affiliate.

            [X] (d) Employees employed in or by the following specified division, plant, location, job category or other identifiable individual or group of Employees: RESIDENT ALIENS WHO RECEIVED EARNED INCOME FROM THE EMPLOYER OR A PARTICIPATING AFFILIATE WHICH CONSTITUTES INCOME FROM WITHIN THE U.S.; PERSONS WHO PERFORM SERVICES FOR THE EMPLOYER OR A PARTICIPATING AFFILIATE UNDER A LEASE OR SUBLEASE ARRANGEMENT AND ARE NOT COMPENSATED DIRECTLY BY THE EMPLOYER OR A PARTICIPATING AFFILIATE FOR THEIR SERVICES INCLUDING, WITHOUT LIMITATION, PROFESSIONAL OPTOMETRISTS PERORMING SERVICES UNDER A LEASE OR SUBLEASE ARRANGEMENT; PERSONS WHO ARE NOT CLASSIFIED AS EMPLOYEES BY THE EMPLOYER OR A PARTICIPATING AFFILIATE; AND, PERSONS WHO ARE ELIGIBLE TO MAKE ELECTIVE DEFERRALS TO THE COLE NATIONAL CORPORATION 401(K) PLAN FOR EMPLOYEES AT PEARLE VISION CENTERS OR THE COLE NATIONAL CORPORATION 401(K) PLAN FOR EMPLOYEES AT FORMER NUVISION LOCATIONS

E.  "ENTRY DATE"
    ------------

    Entry Date shall mean (select as applicable):

401(K)
AND/OR   PROFIT-
THRIFT   SHARING

 [ ]      [ ]       (1)  If the initial Plan Year is less than twelve months,
                         the ????? day of ????? and thereafter:

 [ ]      [ ]       (2)  the first day of the Plan Year following the date the
                         Employee meets the eligibility requirements. If the Employer elects this option (2) establishing only one
                         Entry Date, the eligibility "age and service" requirements elected in Article II must be no more than age 20-1/2 and 6 months of service.

                    (3)  the first day of the month following the date the
 [X]      [ ]            Employee meets the eligibility requirements.

 [ ]      [ ]       (4)  the first day of the Plan Year and the first day of the seventh month of the Plan Year following the date the Employee meets the eligibility requirements.

 [ ]      [ ]       (5)  the first day of the Plan Year, the first day of the
                         fourth month of the Plan Year, the first day of the seventh month of the Plan Year, and the first day of the tenth month of the Plan Year following the date the Employee meets the eligibility requirements.

                    (6)  other: ?????
                          provided that the Entry Date or Dates selected are no later than any of the options above.

F.  "HOURS OF SERVICE"
    ------------------

     Hours of Service for the purpose of determining a Participant's Period of Severance and Year of Service shall be determined on the basis of the method specified below:

     (1) ELIGIBILITY SERVICE: For purposes of determining whether a Participant has satisfied the eligibility requirements, the following method shall be used (select one):

401(k)
AND/OR    PROFIT-
THRIFT    SHARING

  [ ]      [ ]  (a)  elapsed time method

  [X]      [ ]  (b)  hourly records method

    (2) VESTING SERVICE: A Participant's nonforfeitable interest shall be determined on the basis of the method specified below (select one):

           [ ]   (a) elapsed time method
           [X]   (b) hourly records method
           [ ]   (c) If this item (c) is checked, the Plan only provides
                     for contributions that are always 100% vested and this item (2) will not apply.

     (3) HOURLY RECORDS: For the purpose of determining Hours of Service under the hourly record method (select one):

           [X]   (a) onlyhactual hours for which an Employee is paid or entitled to payment shall be counted.

           [ ]   (b)  an Employee shall be credited with 45 Hours of Service if such Employee would be credited with at least 1 Hour of Service during the week.

G.  "INTEGRATION LEVEL"
    -------------------

           [X]   (1) This Plan is not integrated with Social Security.

           [ ]   (2) This Plan is integrated with Social Security. The
                     Integration Level shall be (select one):

                 [ ] (a) the Taxable Wage Base.
                 [ ] (b) $????? (a dollar amount less than the Taxable Wage
                         Base).
                 [ ] (c) ?????% of the Taxable Wage Base (not to exceed 100%).
                 [ ] (d) the greater of $10,000 or 20% of the Taxable Wage Base.

H.  "LIMITATION COMPENSATION"
    -------------------------

    For purposes of Code Section 415, Limitation Compensation shall be compensation as determined for purposes of (select one):

          [X]  (1)  Code Section 415 Safe-Harbor as defined in Section
                    3.9.1(H)(i) of basic plan document #03.

          [ ]  (2)  the "Wages, Tips and Other Compensation" Box on Form W-2.

          [ ]  (3)  Code Section 3401(a) Federal Income Tax Withholding.

I.  "LIMITATION YEAR"
    -----------------

    For purposes of Code Section 415, the Limitation Year shall be (select one):

    [X]   (1)  the Plan Year.

    [ ]   (2)  the twelve consecutive month period ending on the ????? day of the month of ?????.

J.  "NET PROFITS" are (select one):
    -------------

        [X]    (1)  not necessary for any contribution.

        [ ]    (2)  necessary for (select all those applicable):

                    [ ] (a) Profit-Sharing Contributions.
                    [ ] (b) Matching 401(k) Contributions.
                    [ ] (c) Matching Thrift Contributions.

K.  "NORMAL RETIREMENT AGE"
    -----------------------

       Normal Retirement Age shall be (select one):

      [X] (1)  attainment of age   65   (not more than 65) by the Participant.

      [ ] (2) attainment of age ????? (not more than 65) by the Participant or the ????? anniversary (not more than the 5th) of the first day of the Plan Year in which the Eligible Employee became a Participant, whichever is later.

      [ ] (3) attainment of age ????? (not more than 65) by the Participant or the ????? anniversary (not more than the 5th) of the first day on which the Eligible Employee performed an Hour of Service, whichever is later.

L.  "PARTICIPANT DIRECTED ASSETS" are:
    ----------------------------------

401(k) AND/  PROFIT-
OR THRIFT    SHARING

   [X]         [ ]     (1) permitted.

                       (2) not permitted.

M.  "PLAN YEAR"
    -----------

    The Plan Year shall end on the 31st day of December.

N.  "PREDECESSOR SERVICE"

    Predecessor service will be credited (select one):

      [ ] (1)  only as required by the Plan.

      [X] (2) to include, in addition to the Plan requirements and subject to the limitations set forth below, service with the following predecessor employer(s) determined as if such predecessors were the Employer: Pearle Vision, Inc., NuVision, Inc.

                Service with such predecessor employer applies [select either or both (a) and/or (b); (c) is only available in addition to (a) and/or (b)]:

                  [X]  (a)  for purposes of eligibility to participate;
                  [X]  (b)  for purposes of vesting;
                  [X]  (c)  except for the following service: Service after
                            1/1/98.

O.  "VALUATION DATE"
    ----------------

     Valuation Date shall mean (select one for each column, as applicable):

401(K) AND/   PROFIT-
OR THRIFT     SHARING

                        (1)   the last business day of each month.

                        (2) the last business day of each quarter within the Plan Year.

                        (3) the last business day of each semi-annual period within the Plan Year.

                        (4)   the last business day of the Plan Year.

  [X]           [ ]     (5)   other: DAILY.

                            ARTICLE II. PARTICIPATION
                                        -------------

       PARTICIPATION REQUIREMENTS
       --------------------------

An Eligible Employee must meet the following requirements to become a Participant (select one or more for each column, as applicable):

401(k) AND/   PROFIT-
OR THRIFT     SHARING

   [ ]         [ ]  (1)  Performance of one Hour of Service.

   [ ]         [ ]  (2)  Attainment of age ????? (maximum 20 1/2) and completion of ?????(not more than 1/2) Years of Service. If this
                         item is selected, no Hours of Service shall be counted.

   [X]         [ ]  (3)  Attainment of age 21 (maximum 21) and completion of 1
                         Year(s) of Service. If more than one Year of Service is selected, the immediate 100% vesting schedule must be selected in Article VII of this Adoption Agreement.

   [ ]         [ ]  (4)  Attainment of age ????? (maximum 21) and completion of
                         ????? Years of Service. If more than one Year of Service is selected, the immediate 100% vesting schedule must be selected in Article VII of this Adoption Agreement.

   [ ]         [ ]  (5)  Each Employee who is an Eligible Employee on ????? will be deemed to have satisfied the participation requirements on the effective date without regard to such Eligible Employee's actual age and/or service.

            ARTICLE III. 401(k) CONTRIBUTIONS AND ACCOUNT ALLOCATION
                         -------------------------------------------

A.   ELECTIVE DEFERRALS
     ------------------

If selected below, a Participant's Elective Deferrals will be (select all applicable):

    [X]   (1)  a dollar amount or a percentage of Compensation, as specified by the Participant on his or her 401(k) Election form, which may not exceed 17 % of his or her Compensation.

    [ ]   (2)  with respect to bonuses, such dollar amount or percentage as specified by the Participant on his or her 401(k) Election form with respect to such bonus.

B.   MATCHING 401(K) CONTRIBUTIONS
     -----------------------------

     If selected below, the Employer may make Matching 401(k) Contributions for each Plan Year (select one):

     [X]  (1) Discretionary Formula:

                    Discretionary Matching 401(k) Contribution equal to such a dollar amount or percentage of Elective Deferrals, as determined by the Employer, which shall be allocated (select one):

              [X] (a) based on the ratio of each Participant's Elective
                      Deferral for the Plan Year to the total Elective Deferrals of all Participants for the Plan Year. If inserted, Matching 40l(k) Contributions shall be subject to a maximum amount of $????? for each Participant or ????? % of each Participant's Compensation.

               [ ] (b) in an amount not to exceed ?????% of each Participant's first ????? % of Compensation contributed as Elective Deferrals for the Plan Year. If any Matching 401(k) Contribution remains, it is allocated to each such Participant in an amount not to exceed ?????% of the next ?????% of each Participant's Compensation contributed as Elective Deferrals for the Plan Year.

Any remaining Matching 401(k) Contribution shall be allocated to each such Participant in the ratio that such Participant's Elective Deferral for the Plan Year bears to the total Elective Deferrals of all such Participants for the Plan Year. If inserted, Matching 40l(k) Contributions shall be subject to a maximum amount of $????? for each Participant or ?????% of each Participant's Compensation.

 [X]  (2)   Nondiscretionary Formula:

            A nondiscretionary Matching 401(k) Contribution for each Plan Year equal to (select one):

                 [X]    (a)   10% of each Participant's Compensation contributed
                              as Elective Deferrals. If inserted, Matching
                              40l(k) Contributions shall be subject to a maximum amount of $ ????? for each Participant or ?????% of each Participant's Compensation.

                 [ ]    (b)   ?????% of the first ?????% of the Participant's
                              Compensation contributed as Elective Deferrals and ?????% of the next ?????% of the Participant's
                              Compensation contributed as Elective Deferrals. If inserted, Matching 40l(k) Contributions shall be subject to a maximum amount of $????? for each Participant or ?????% of each Participant's
                              Compensation.

C.     PARTICIPANTS ELIGIBLE FOR MATCHING 401(k) CONTRIBUTION ALLOCATION
       -----------------------------------------------------------------

       The following Participants shall be eligible for an allocation to their Matching 401(k) Contributions Account (select all those applicable):

       [ ]  (1)   Any Participant who makes Elective Deferrals.

       [X]  (2)   Any Participant who satisfies those requirements elected by the Employer for an allocation to his or her Employer
                  Contributions Account as provided in Article IV Section C.

       [ ]  (3)   Solely with respect to a Plan in which Matching 401(k)
                  Contributions are made quarterly (or on any other regular interval that is more frequent than annually) any Participant whose 401(k) Election is in effect throughout such entire quarter (or other interval).

D.    QUALIFIED MATCHING CONTRIBUTIONS
      --------------------------------

      If selected below, the Employer may make Qualified Matching Contributions for each Plan Year (select all those applicable):

            (1) In its discretion, the Employer may make Qualified Matching Contributions on behalf of (select one):

                   [ ]  (a)   all Participants who make Elective Deferrals in
                              that Plan Year.

                   [x]  (b)   only those Participants who are Nonhighly
                              Compensated Employees and who make Elective
                              Deferrals for that Plan Year.

            (2) Qualified Matching Contributions will be contributed and allocated to each Participant in an amount equal to:

                   [ ]  (a)   ?????% of the Participant's Compensation
                              contributed as Elective Deferrals. If inserted, Qualified Matching Contributions shall not exceed
                              ?????% of the Participant's Compensation.

                   [x]  (b)   Such an amount, determined by the Employer, which
                              is needed to meet the ACP Test.

            (3) In its discretion, the Employer may elect to designate all or any part of Matching 401(k) Contributions as Qualified Matching Contributions that are taken into account as Elective Deferrals -- included in the ADP Test and excluded from the ACP Test -- on behalf of (select one):

                   [ ]  (a)   all Participants who make Elective Deferrals for
                              that Plan Year.

                   [x]  (b)   Only Participants who are Nonhighly Compensated
                              Employees who make Elective Deferrals for that Plan Year.


E.     QUALIFIED NONELECTIVE CONTRIBUTIONS
       -----------------------------------

       If selected below, the Employer may make Qualified Nonelective Contributions for each Plan Year (select all those applicable):

      (1) In its discretion, the Employer may make Qualified Nonelective Contributions on behalf of (select one):

                  [ ]   (a)   all Eligible Participants.

                  [x]   (b)   only Eligible Participants who are Nonhighly
                              Compensated Employees.

      (2) Qualified Nonelective Contributions will be contributed and allocated to each Eligible Participant in an amount equal to (select one):

                  [ ]  (a)   ?????% (no more than 15%) of the Compensation of
                             each Eligible Participant eligible to share in the allocation.

                  [x]  (b)   Such an amount determined by the Employer, which
                             is needed to meet either the ADP Test or ACP Test.

      (3) At the discretion of the Employer, as needed and taken into account as Elective Deferrals included in the ADP Test on behalf of (select one):

                  [ ]  (a)   all Eligible Participants.

                  [x]  (b)   only those Eligible Participants who are Nonhighly
                             Compensated Employees.

F.    ELECTIVE DEFERRALS USED IN ACP TEST (select one):
      -----------------------------------

      [X]   (1)   At the discretion of the Employer, Elective Deferrals may be used to satisfy the ACP Test.

      [ ]   (2)   Elective Deferrals may not be used to satisfy the ACP Test.

G.     MAKING AND MODIFYING A 401(k) ELECTION
       --------------------------------------

       An Eligible Employee shall be entitled to increase, decrease or resume his or her Elective Deferral percentage with the following frequency during the Plan Year (select one):

          [ ]    (1) annually.
          [ ]    (2) semi-annually.
          [ ]    (3) QUARTERLY.
          [ ]    (4) monthly
          [X]    (5) other (specify): EFFECTIVE AS OF THE FIRST
                 ADMINISTRATIVELY FEASIBLE PAYROLL PERIOD COINCIDENT WITH OR
                 NEXT FOLLOWING THE FIRST DAY OF EACH PAY PERIOD.

       Any such increase, decrease or resumption shall be effective as of the first payroll period coincident with or next following the first day of each period set forth above. A Participant may completely discontinue making Elective Deferrals at any time effective for the payroll period after written notice is provided to the Administrator.

         ARTICLE IV. PROFIT-SHARING CONTRIBUTIONS AND ACCOUNT ALLOCATION
                     ---------------------------------------------------

A.    PROFIT-SHARING CONTRIBUTIONS
      ----------------------------

      If selected below, the following contributions for each Plan Year will be made:

      Contributions to Employer Contributions Accounts (select one):

        [ ]    (a)   Such an amount, if any, as determined by the Employer.
        [ ]    (b)   ?????% of each Participant's Compensation.

B.    ALLOCATION OF CONTRIBUTIONS TO EMPLOYER CONTRIBUTIONS ACCOUNTS (select
      --------------------------------------------------------------
      one):

        [ ] (1)   Non-Integrated Allocation

                  The Employer Contributions Account of each Participant eligible to share in the allocation for a Plan Year shall be credited with a portion of the contribution, plus any forfeitures if forfeitures are reallocated to Participants, equal to the ratio that the Participant's Compensation for the Plan Year bears to the Compensation for that Plan Year of all Participants entitled to share in the contribution.

        [ ] (2)   Integrated Allocation

                  Contributions to Employer Contributions Accounts with respect to a Plan Year, plus any forfeitures if forfeitures are reallocated to Participants, shall be allocated to the Employer Contributions Account of each eligible Participant as follows:

                        (a) First, in the ratio that each such eligible Participant's Compensation for the Plan Year bears to the Compensation for that Plan Year of all eligible Participants but not in excess of 3% of each Participant's Compensation.

                        (b) Second, any remaining contributions and forfeitures will be allocated in the ratio that each eligible Participant's Compensation for the Plan Year in excess of the Integration Level bears to all such Participants' excess Compensation for the Plan Year but not in excess of 3%.

                        (c) Third, any remaining contributions and forfeitures will be allocated in the ratio that the sum of each Participant's Compensation and Compensation in excess of the Integration Level bears to the sum of all Participants' Compensation and Compensation in excess of the Integration Level, but not in excess of the Maximum Profit-Sharing Disparity Rate (defined below).

                        (d) Fourth, any remaining contributions or forfeitures will be allocated in the ratio that each Participant's Compensation for that year bears to all Participants' Compensation for that year.

                        The Maximum Profit-Sharing Disparity Rate is equal to the lesser of:

                        (a)   2.7% or

                        (b) The applicable percentage determined in accordance with the following table:


     IF THE INTEGRATION
     LEVEL IS (AS A % OF                         THE APPLICABLE
THE TAXABLE WAGE BASE ("TWB")).                  PERCENTAGE IS:

20% (or $10,000 if greater)
or less of the TWB                                     2.7%

More than 20% (but not less
than $10,001) but not more
than 80% of the TWB                                    1.3%

More than 80% but not less
than 100% of the TWB                                   2.4%

100% of the TWB                                        2.7%

C.     PARTICIPANTS ELIGIBLE FOR EMPLOYER CONTRIBUTION ALLOCATION
       ----------------------------------------------------------

       The following Participants shall be eligible for an allocation to their Employer Contributions Account (select all those applicable):

            [ ]   (1)   Any Participant who was employed during the Plan Year.

            [ ]   (2)   In the case of a Plan using the hourly record method for
                        determining Vesting Service, any Participant who was credited with a Year of Service during the Plan Year.

            [X]   (3)   Any Participant who was employed on the last day of the
                        Plan Year.

            [X]   (4)   Any Participant who was on a leave of absence on the
                        last day of the Plan Year.

            [X]   (5)   Any Participant who during the Plan Year died or became
                        Disabled while an Employee or terminated employment after attaining Normal Retirement Age.

            [ ]   (6)   Any Participant who was credited with at least 501 Hours
                        of Service whether or not employed on the last day of the Plan Year.

            [ ]   (7)   Any Participant who was credited with at least 1,000
                        Hours of Service and was employed on the last day of the Plan Year.

                         ARTICLE V. THRIFT CONTRIBUTIONS
                                    --------------------

                        THIS ARTICLE V IS NOT APPLICABLE

A.    EMPLOYEE THRIFT CONTRIBUTIONS
      -----------------------------

      If selected below, Employee Thrift Contributions, which are required for Matching Thrift Contributions, may be made by a Participant in an amount equal to (select one):

      [ ]   (1)   A dollar amount or a percentage of the Participant's
                  Compensation which may not be less than ?????% nor may not exceed ?????% of his or her Compensation.

      [ ]   (2)   An amount not less than ?????% of and not more than ?????% of each Participant's Compensation.

B.    MAKING AND MODIFYING AN EMPLOYEE THRIFT CONTRIBUTION ELECTION
      --------------------------------------------------------------

      A Participant shall be entitled to increase, decrease or resume his or her Employee Thrift Contribution percentage with the following frequency during the Plan Year (select one):

            [ ]  (1) annually
            [ ]  (2) semi-annually
            [ ]  (3) quarterly
            [ ]  (4) monthly
            [ ]  (5) other (specify): ?????.

      Any such increase, decrease or resumption shall be effective as of the first payroll period coincident with or next following the first day of each period set forth above. A Participant may completely discontinue making Employee Thrift Contributions at any time effective for the payroll period after written notice is provided to the Administrator.

C.    THRIFT MATCHING CONTRIBUTIONS
      -----------------------------

      If selected below, the Employer will make Matching Thrift Contributions for each Plan Year (select one):

      [ ]   (1)   Discretionary Formula:

                  A discretionary Matching Thrift Contribution equal to such a dollar amount or percentage as determined by the Employer, which shall be allocated (select one):

                 [ ]    (a)   based on the ratio of each Participant's Employee
                              Thrift Contribution for the Plan Year to the total
                              Employee Thrift Contributions of all Participants for the Plan Year. If inserted, Matching Thrift
                              Contributions shall be subject to a maximum amount of $????? for each Participant or ?????% of each Participant's Compensation.

                 [ ]    (b)   in an amount not to exceed ?????% of each
                              Participant's first ?????% of Compensation contributed as Employee Thrift Contributions for the Plan Year. If any Matching Thrift Contribution remains, it is allocated to each such Participant in an amount not to exceed ?????% of the next
                              ?????% of each Participant's Compensation contributed as Employee Thrift Contributions for the Plan Year.

                  Any remaining Matching Thrift Contribution shall be allocated to each such Participant in the ratio that such Participant's Employee Thrift Contributions for the Plan Year bears to the total Employee Thrift Contributions of all such Participants for the Plan Year. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $????? for each Participant or ?????% of each Participant's Compensation.

       [ ]  (2)   Nondiscretionary Formula:

                  A nondiscretionary Matching Thrift Contribution for each Plan Year equal to (select one):

                  [ ]   (a)   ?????% of each Participant's Compensation
                              contributed as Employee Thrift Contributions. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $ ????? for each Participant or ?????% of each Participant's
                              Compensation.

                  [ ]   (b)   ?????% of the first ?????% of the Participant's
                              Compensation contributed as Employee Thrift
                              Contributions and ?????% of the next ?????% of the Participant's Compensation contributed as Employee
                              Thrift Contributions. If inserted, Matching Thrift
                              Contributions shall be subject to a maximum amount of $????? for each Participant or ?????% of each Participant's Compensation.

D.     QUALIFIED MATCHING CONTRIBUTIONS
       --------------------------------

       If selected below, the Employer may make Qualified Matching Contributions for each Plan Year (select all those applicable):

            (1) In its discretion, the Employer may make Qualified Matching Contributions on behalf of (select one):

                  [ ]   (a)   all Participants who make Employee Thrift
                              Contributions.

                  [ ]   (b)   only those Participants who are Nonhighly
                              Compensated Employees and who make Employee Thrift
                              Contributions.

            (2) Qualified Matching Contributions will be contributed and allocated to each Participant in an amount equal to:

                  [ ]   (a)   ?????% of the Participant's Employee Thrift
                              Contributions. If inserted, Qualified Matching
                              Contributions shall not exceed ?????% of the Participant's Compensation.

                  [ ]   (b)   such an amount, determined by the Employer, which
                              is needed to meet the ACP Test.

                      ARTICLE VI. PARTICIPANT CONTRIBUTIONS
                                  -------------------------

      PARTICIPANT VOLUNTARY NONDEDUCTIBLE CONTRIBUTIONS
      -------------------------------------------------

      Participant Voluntary Nondeductible Contributions are (select one):

           [ ]    (a) permitted.
           [X]    (b) not permitted.

                              ARTICLE VII. VESTING
                                           -------


A.    EMPLOYER CONTRIBUTION ACCOUNTS
      ------------------------------


(1) A Participant shall have a vested percentage in his or her Profit-Sharing Contributions, Matching 401(k) Contributions and/or Matching Thrift Contributions, if applicable, in accordance with the following schedule (Select one):


MATCHING 401(k)
AND/OR MATCHING
     THRIFT           PROFIT-SHARING
CONTRIBUTIONS       CONTRIBUTIONS
-------------       -------------


         [ ]         [ ]   (a)  100% vesting immediately upon participation.

         [ ]         [ ]   (b)  100% after ????? (not more than 5) years of Vesting Service.

         [X]         [ ]   (c) Graded vesting schedule:

         25%        ?????%      after 1 year of Vesting Service;
        ----        ------

         50%        ?????%      after 2 years of Vesting Service;
        ----        ------

         75%        ?????%      (not less than 20%) after 3 years of Vesting Service;
        ----        ------

        100%        ?????%      (not less than 40%) after 4 years of Vesting Service;
        ----        ------

        100%        ?????%      (not less than 60%) after 5 years of Vesting Service;
        ----        ------

        100%        ?????%      (not less than 80%) after 6 years of Vesting Service;
        ----        ------

                     100% after 7 years of Vesting Service.

       (2) Top Heavy Plan


MATCHING 401(K)
AND/OR MATCHING
     THRIFT              PROFIT-SHARING
CONTRIBUTIONS   CONTRIBUTIONS
-------------   -------------

                                Vesting Schedule (Select one):

         [ ]         [ ]   (a)  100% vesting immediately upon participation.

         [ ]         [ ]   (b)  100% after ????? (not more than 3) years of Vesting Service.

         [X]         [ ]   (c)  Graded vesting schedule:

         25 %       ?????%          after 1 year of Vesting Service;
        ----        ------

         50%        ?????%          (not less than 20%) after 2 years of Vesting Service;
        ----        ------

         75%        ?????%          (not less than 40%) after 3 years of Vesting Service;
        ----        ------

        100%        ?????%          (not less than 60%) after 4 years of Vesting Service;
        ----        ------

        100%        ?????%          (not less than 80%) after 5 years of Vesting Service;
        ----        ------

                100% after 6 years of Vesting Service.


       Top Heavy Ratio:

            (a) If the adopting Employer maintains or has ever maintained a qualified defined benefit plan, for purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:

                                Interest Rate:        8 %
                                Mortality Table:   UP '84

            (b) For purposes of computing the top-heavy ratio, the valuation date shall be the last business day of each Plan Year.

B.    ALLOCATION OF FORFEITURES
      -------------------------

      Forfeitures shall be (select one from each applicable column):

MATCHING 401(k)
AND/OR MATCHING         PROFIT-SHARING
THRIFT CONTRIBUTIONS     CONTRIBUTIONS
--------------------     -------------

     [X]                       [ ]    (1)    used to reduce Employer contributions for
                                             succeeding Plan Year.

     [ ]                       [ ]    (2)    allocated in the succeeding Plan Year in the
                                             ratio which the Compensation of each
                                             Participant for the Plan Year bears to the
                                             total Compensation of all Participants
                                             entitled to share in the Contributions. If
                                             the Plan is integrated with Social Security,
                                             forfeitures shall be allocated in accordance
                                             with the formula elected by the Employer.

C.     VESTING SERVICE
       ---------------

       For purposes of determining Years of Service for Vesting Service [select
       (1) or (2) and/or (3)]:

       [ ]    (1)    All Years of Service shall be included.

       [ ]    (2)    Years of Service before the Participant attained age 18
                     shall be excluded.

       [X]    (3)    Service with the Employer prior to the effective date of
                     the Plan shall be excluded.

                ARTICLE VIII. DEFERRAL OF BENEFIT DISTRIBUTIONS,
                        IN-SERVICE WITHDRAWALS AND LOANS
                        --------------------------------


A.     DEFERRAL OF BENEFIT DISTRIBUTIONS
       ---------------------------------

       401(k) AND/  PROFIT-
       OR THRIFT    SHARING
       ---------    -------

          [ ]   [ ] If this item is checked, a Participant's vested benefit in his or her Employer Accounts shall be payable as soon as practicable after the earlier of: (1) the date the Participant terminates Employment due to Disability or (2) the end of the Plan Year in which a terminated Participant attains Early Retirement Age, if applicable, or Normal Retirement Age.

B.     IN-SERVICE DISTRIBUTIONS

       [X]  (1)   In-service distributions may be made from any of the
                  Participant's vested Accounts, at any time upon or after the occurrence of the following events (select all applicable):

                [X]  (a)   a Participant's attainment of age 59-1/2.

                [X]  (b)   due to hardships as defined in Section 5.9 of the
                           Plan.

       [ ]  (2) In-service distributions are not permitted.

C.     LOANS ARE:
       ----------

401(k) AND/   PROFIT-
OR THRIFT     SHARING
---------     -------

  [X]          [ ]  (1)   permitted.

  [ ]          [ ]  (2)   not permitted.

                             ARTICLE IX. GROUP TRUST
                                         -----------

  [ ] If this item is checked, the Employer elects to establish a Group Trust consisting of such Plan assets as shall from time to time be transferred to the Trustee pursuant to Article X of the Plan. The Trust Fund shall be a Group Trust consisting of assets of this Plan plus assets of the following plans of the Employer or of an
            Affiliate: ?????

                            ARTICLE X. MISCELLANEOUS
                                       -------------

A.    IDENTIFICATION OF SPONSOR
      -------------------------

      The address and telephone number of the Sponsor's authorized representative is 800 Scudders Mill Road, Plainsboro, New Jersey 08536;
      (609) 282-2272. This authorized representative can answer inquiries regarding the adoption of the Plan, the intended meaning of any Plan provisions, and the effect of the opinion letter.

      The Sponsor will inform the adopting Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

B.    PLAN REGISTRATION
      -----------------

      1.    Initial Registration
            --------------------

            This Plan must be registered with the Sponsor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, in order to be considered a Prototype Plan by the Sponsor. Registration is required so that the Sponsor is able to provide the Administrator with documents, forms and announcements relating to the administration of the Plan and with Plan amendments and other documents, all of which relate to administering the Plan in accordance with applicable law and maintaining compliance of the Plan with the law.

            The Employer must complete and sign the Adoption Agreement. Upon receipt of the Adoption Agreement, the Plan will be registered as a Prototype Plan of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Adoption Agreement will be countersigned by an authorized representative and a copy of the countersigned Adoption Agreement will be returned to the Employer.

      2.    Registration Renewal
            --------------------

            Annual registration renewal is required in order for the Employer to continue to receive any and all necessary updating documents. There is an annual registration renewal fee in the amount set forth with the initial registration material. The adopting Employer authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated, to debit the account established for the Plan for payment of agreed upon annual fee; provided, however, if the assets of an account are invested solely in Participant-Directed Assets, a notice for this annual fee will be sent to the Employer annually. The Sponsor reserves the right to change this fee from time to time and will provide written notice in advance of any change.

C.  PROTOTYPE REPLACEMENT PLAN
    --------------------------

       This Adoption Agreement is a replacement prototype plan for the (1) Merrill Lynch Special Prototype Defined Contribution Plan and Trust - 401(k) Plan #03-004 and (2) Merrill Lynch Asset Management, Inc., Special Prototype Defined Contribution Plan and Trust - 401(k) Plan Adoption Agreement #03-004.

D.  RELIANCE
    --------

       The adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. In order to obtain reliance, the Employer must apply to the appropriate Key District Director of the Internal Revenue Service for a determination letter with respect to the Plan.

                              EMPLOYER'S SIGNATURE
                              --------------------



                  Name of Employer:________________________________________[X]


                  By:    __________________________________________________[X]
                                          Authorized Signature


                         __________________________________________________[X]
                                               Print Name


                         __________________________________________________[X]
                                                 Title


Dated: _____________________________, 19________[X}





TO BE COMPLETED BY MERRILL LYNCH:
---------------------------------

SPONSOR ACCEPTANCE:
-------------------

Subject to the terms and conditions of the Prototype Plan and this Adoption Agreement, this Adoption Agreement is accepted by Merrill Lynch, Pierce, Fenner & Smith Incorporated as the Prototype Sponsor.

Authorized Signature:___________________________________________________________

                              TRUSTEE(S) SIGNATURE
                              --------------------


This Trustee Acceptance is to be completed only if the Employer appoints one or more Trustees and does not appoint a Merrill Lynch Trust Company as Trustee.

The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.

                                   AS TRUSTEE:


__________________________________     _____________________________________[X}
            (Signature)                            (print or type name)


__________________________________     _____________________________________[X}
            (Signature)                            (print or type name)


__________________________________     _____________________________________[X}
            (Signature)                            (print or type name)


__________________________________     _____________________________________[X}
            (Signature)                            (print or type name)



DATED:  ________________________,  19 ________[X]

                  THE MERRILL LYNCH TRUST COMPANIES AS TRUSTEE
                  --------------------------------------------


This Trustee Acceptance and designation of Investment Committee are to be completed only when a Merrill Lynch Trust Company is appointed as Trustee.


TO BE COMPLETED BY THE EMPLOYER:

                       DESIGNATION OF INVESTMENT COMMITTEE


The Investment Committee for the Plan is (print or type names):

Name: ______________________________________________________________________

Name: ______________________________________________________________________

Name: ______________________________________________________________________

Name: ______________________________________________________________________


TO BE COMPLETED BY MERRILL LYNCH TRUST COMPANY:


                             ACCEPTANCE BY TRUSTEE:


The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.



SEAL      MERRILL LYNCH TRUST COMPANY  [___________________]


                  By: ________________________________________



DATED: _________, 19____

            THE MERRILL LYNCH TRUST COMPANIES AS ONE OF THE TRUSTEES

       This Trustee Acceptance is to be completed only if, in addition to a Merrill Lynch Trust Companies as Trustee, the Employer appoints an additional Trustee of a second trust fund.

       The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.



                                   AS TRUSTEE


__________________________________     _____________________________________
            (Signature)                            (print or type name)

DATED: _______________, 19_________


       SEAL     MERRILL LYNCH TRUST COMPANY   [________________________]

                   _________________________________________________________


DATED: _______________, 19_________




                       DESIGNATION OF INVESTMENT COMMITTEE


The Investment Committee for the Plan is (print or type names):

Name: ________________________________________________________________________

Name: ________________________________________________________________________

Name: ________________________________________________________________________

Name: ________________________________________________________________________